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Semi Annual Report
                                                      APRIL 30, 2002

FRANKLIN VALUE INVESTORS TRUST

   FRANKLIN BALANCE SHEET INVESTMENT FUND
   FRANKLIN LARGE CAP VALUE FUND
   FRANKLIN MICROCAP VALUE FUND
   FRANKLIN FRANKLIN SMALL CAP VALUE FUND
   (FORMERLY FRANKLIN VALUE FUND)


[LOGO OMITTED]
FRANKLIN[REGISTERED MARK]TEMPLETON[REGISTERED MARK]
INVESTMENTS

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THANK YOU FOR INVESTING WITH FRANKLIN  TEMPLETON.  WE ENCOURAGE OUR INVESTORS TO
MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST
   SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
WILLIAM J. LIPPMAN
PRESIDENT
FRANKLIN VALUE INVESTORS TRUST

FRANKLINTEMPLETON.COM

Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

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
SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to present this semiannual report for Franklin Value Investors Trust covering the period ended April 30, 2002. During reporting period, the Board of Trustees approved a number of changes. Effective November 1, 2001, Franklin Value Fund changed its name to Franklin Small Cap Value Fund, and as of April 1, 2002, your portfolio managers expanded the Fund's investment universe to include companies with market capitalizations up to $2.5 billion. Total net assets for Franklin MicroCap Value Fund reached our $300 million cap on January 29, 2002, compelling us to close the Fund to all new investors. Finally, effective May 1, 2002, Franklin Balance Sheet Investment Fund was also closed to all new investors. We are delighted with the substantial cash flow into Franklin Balance Sheet Investment Fund, as well as Franklin MicroCap Value Fund, because it seems to reflect shareholder approval of our value investment philosophy. To continue implementing our investment strategy effectively, we believe it is in the best interest of existing shareholders to limit new cash flow by closing both funds to all new investors. Please note, existing shareholders are permitted to add to their accounts.

During the six months under review, the domestic economy emerged from its mildest recession since World War II, largely due to confident consumers, improving business conditions and continued low interest rates. Seeking to lower



CONTENTS

Shareholder Letter ...............   1

Fund Reports

 Franklin Balance Sheet
 Investment Fund .................   5

 Franklin Large Cap
 Value Fund ......................  12

 Franklin MicroCap
 Value Fund ......................  19

 Franklin Small Cap
 Value Fund ......................  24

Financial Highlights &
Statements of Investments ........  30

Financial Statements .............  58

Notes to
Financial Statements .............  64





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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income
borrowing costs and stimulate economic growth, the Federal Reserve Board (the
Fed) maintained its easing trend and lowered the federal funds target rate to 1.75% on December 11, 2001, its lowest level in more than 40 years. Surprisingly, inflation remained in check despite increased spending and a spike in oil prices, which were $27.29 per barrel on April 30, 2002, compared with $21.18 per barrel six months earlier.

The Fed's efforts and significant government spending for the war in Afghanistan and homeland security contributed to a fourth quarter 2001 annualized gross domestic product (GDP) growth rate of 1.7%. Consumer spending, which accounts for two-thirds of U.S. economic activity, continued to grow in first quarter 2002, albeit at a slower rate than in the previous quarter. Meanwhile, business activity accelerated as companies began rebuilding inventories after their massive liquidation efforts seemed to reach completion. In particular, the service and manufacturing sectors benefited while the housing sector continued to be one of the economy's healthiest. With business making its largest quarterly contribution to GDP since 1987, the Commerce Department reported an unexpected 5.6% annualized GDP growth rate for 2002's first quarter, the strongest pace since 2000's second quarter. Given these positive economic trends, the Fed left the federal funds target rate unchanged from January through period-end, while switching to a neutral bias at its March 2002 meeting.

Stemming from the Enron collapse, announcements regarding questionable accounting practices hung over the equity markets, leaving many investors uncomfortable about their investments. Sell-offs turned into rallies, then back to sell-offs; often all in one day. However, when the dust settled at the end of the period, value stocks fared better than most.

In fact all of the Trust's funds performed relatively well during the six-month reporting period, as value stocks generally outperformed growth investments, continuing the trend begun in 2000. Apparently, many investors agree with old-fashioned, value-minded investment managers like us. Fortunately, our patience and commonsense investment philosophy were rewarded as investors shifted from companies with potential accounting problems and questionable earnings to mundane, well-managed companies with strong balance sheets, hard assets and positive earnings.

Franklin Value Investors Trust is organized into four portfolios, each managed in the same spirit but with a different focus. While the funds have distinct investment objectives, our fundamental operating principles remain the same: prudent investment selection and constant professional supervision.

You can be confident that we will remain committed to our commonsense, value investment philosophy despite the financial markets' gyrations. We believe our value funds provide shareholders with attractively priced portfolios of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, stock price appreciation over the long term.

Historically, patient investors achieved rewarding results by evaluating their goals and diversifying their assets. A long-term investment strategy offers investors an opportunity to take advantage of a regularly scheduled investment plan that participates regardless of market fluctuations, a plan that provides for buying during market downturns when prices are low and subsequently benefiting from market rallies. We suggest you contact your investment representative to discuss your goals and consider establishing a regular investment plan.

-------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.
-------------------------------------------------------------------------------

As always, we value your support, welcome your questions and look forward to serving your investment needs in the future.

Sincerely,

/S/ SIGNATURE
William J. Lippman
President
Franklin Value Investors Trust

FRANKLIN BALANCE SHEET
INVESTMENT FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN BALANCE SHEET INVESTMENT FUND SEEKS HIGH TOTAL RETURN, OF WHICH CAPITAL APPRECIATION AND INCOME ARE COMPONENTS, BY INVESTING PRIMARILY IN SECURITIES THAT WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Balance Sheet Investment Fund's semiannual report for the period ended April 30, 2002. The most important issue to be addressed is the Fund's size and cash level. Total net assets were $2.9 billion on April 30, 2002, of which cash (short-term investments and other net assets) comprised 37.9%, compared with total net assets of $1.3 billion on October 31, 2001, with 17.4% in cash. Our goal is to be fully invested at all times, subject to our ability to invest cash according to our investment criteria.

In response to the build-up in cash, our Board elected to close Franklin Balance Sheet Investment Fund to all new investors, including retirement accounts, as of May 1, 2002. This is the second time the Fund has closed, the first being the period from January 1996 to February 2000. This time, like last time, current shareholders are free to add to their positions. Note that closing the Fund does not restrict redemptions, but once an account is fully redeemed it cannot be reactivated.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 35.

In part, Franklin Balance Sheet Investment Fund's growth reflects investors' recognition of the Fund's performance over many years and under varied market conditions. However gratifying that may be to the portfolio team, who have managed the Fund since its 1990 inception, our cash flows probably have everything to do with being in the right "style box" at the right time. In the same BARRON'S column that noted the Fund's closing, Michael Santoli wrote:

   ONE-THIRD OF ALL THE MONEY INVESTED IN SMALL-CAP VALUE STOCKS ARRIVED THERE IN THE FIRST THREE MONTHS OF THIS YEAR. HAVING BEGUN THE YEAR WITH $45 BILLION IN ASSETS, THESE PRODUCTS TOOK IN ABOUT $25 BILLION IN THE FIRST QUARTER, ACCORDING TO LIPPER. THAT BULGE OF NEW CASH HAS ADDED FIVE TIMES AS MUCH TO THE FUNDS' COFFERS AS HAS THE SECTOR'S 11% AVERAGE YEAR-TO-DATE GAIN. THE RAPID FLOW OF NEW MONEY HERE HAS ALSO MADE THE SMALL-CAP TIER THE ONLY FUND SEGMENT WHERE VALUE ASSETS EXCEED BOTH GROWTH AND CORE ASSETS, BY A COMFORTABLE MARGIN.

   IT'S HARD TO SEE HOW THIS EXTRAORDINARY BESTOWAL OF CAPITAL IN A NARROW AND ILLIQUID POCKET OF THE MARKET ISN'T DISTORTING STOCK PRICES THERE, GOOSING THEM HIGHER BY FORCE OF EAGER NEW MONEY ALONE.(1)

The money in our hands and in the hands of our peers could eventually create for us something like the bubble in technology stocks and dot-coms we are so happy to have missed. In last year's semiannual report we referred to that period and took a bow for staying true to the value principles we know and



[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based On Total Net Assets
4/30/02

Life & Health Insurance          6.6%
Retail Trade                     6.1%
Consumer Durables                6.1%
Producer Manufacturing           5.1%
Property-Casualty Insurance      4.9%
Transportation                   4.1%
Utilities                        3.7%
Process Industries               3.6%
Consumer Services                2.8%
Consumer Non-Durables            2.7%
Electronic Technology            2.7%
Financial Conglomerates          2.7%
Non-Energy Minerals              2.5%
Industrial Services              1.8%
Distribution Services            1.7%
Closed End Mutual Funds          1.7%
Other                            3.3%
Short-Term Investments &
Other Net Assets                37.9%


1. Source: BARRON'S, 4/29/02.

understand. Looking back over the past six months, it seems that everything we bought has run up, always faster than we expected, and much too fast for us to accumulate the size position we wished to own at a price we could justify. It would be folly to confuse these results with investment acumen. It would be worse than folly to let our desire to be invested overcome the caution that is at the heart of our balance sheet approach. We are not timing the market. We expect to be able to put the cash to work in due course. As always, our goal is attractive absolute returns at less than commensurate risk.

Franklin Balance Sheet Investment Fund's cumulative total return was +19.78%, as show in the Performance Summary beginning on page 10, versus 29.03% for the benchmark Russell 2000[REGISTERED MARK] Value Index, for the six months ended April 30, 2002.(2) Our invested portfolio performed very well, while overall returns were lower because of our large cash position. Besides the capital inflows into our area, returns reflect indications of economic recovery, as well as improving sentiment as the shock of September 11's events recede. New positions include Applied Industrial Technologies, Dollar Thrifty Automotive Group, IPC Holdings, Kelly Services, Offshore Logistics, Peabody Energy, Prudential Financial, Pulte Homes, Teekay Shipping and Unumprovident. We also added significantly to Clayton Homes, Old Republic International, Principal Financial and Trinity Industries.

Fund sales as is typical, were related to takeovers, disappointments, some profit taking, and exits from positions in very small companies. For some reason, possibly related to tight



TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet
Investment Fund
4/30/02

COMPANY            % OF TOTAL
SECTOR/INDUSTRY    NET ASSETS
-----------------------------

Aztar Corp.              2.3%
CONSUMER SERVICES

American National
Insurance Co.            2.0%
LIFE & HEALTH INSURANCE

Tommy Hilfiger Corp.     1.9%
CONSUMER NON-DURABLES

Charming Shoppes Inc.    1.5%
RETAIL TRADE

Bunge Ltd.               1.4%
PROCESS INDUSTRIES

IPC Holdings Ltd.        1.4%
LIFE & HEALTH INSURANCE

Tecumseh Products Co.,
A & B                    1.3%
PRODUCER MANUFACTURING

Overseas Shipholding
Group Inc.               1.3%
TRANSPORTATION

Timken Co.               1.3%
PRODUCER MANUFACTURING

Entergy Corp.            1.3%
UTILITIES



2. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

WHAT IS BOOK VALUE?
BOOK VALUE IS A COMPANY'S WORTH BASED ON THE VALUE OF ITS ASSETS MINUS ITS LIABILITIES AS THEY ARE STATED ON ITS BALANCE SHEET.



credit, takeovers have all but dried up. Only two were announced among our holdings in the six months under review, compared with seven in the same period from a year earlier. One, Maynard Oil, was actually a "takeunder," since the announced deal price was below where the stock had been trading. The other, Clarica Life, is being bought by another Canadian insurer, Sun Life Financial, for stock with an indicated value of over twice book value. We closed out our position before the period-end.

Maynard and Clarica both illustrate our investment approach: to buy well-established, financially sound companies at a low price-to-book value. Our expectation is that the price-to-book value will increase at some point in the future, either through market action or takeover. Our investment horizon is long, several years, and we do not try to identify any sort of catalyst that might come into play in the near term. We put great emphasis on seeing book value increase over time.

We acquired our Maynard stake in April 1998 for about 90% of book value. Since then book value has grown 35%. On April 25, Plantation Petroleum agreed to purchase Maynard for $17.00 per share, or about 1.15 times book value of $14.76. Our six-year return of 70% is less than we thought we would realize.

Clarica Life converted from mutual to stock form in July 1999. We acquired shares through the conversion for $13.86 or about 1.1 times a conservatively stated book value. While we've owned it the book value has grown by about 30%, and the stock traded at period-end at 2.2 times book value in anticipation of Sun Life closing its purchase. The Fund's gain was around 144%, including dividends, in a little under three years.

The biggest disappointment in the portfolio was Sierra Pacific Resources, which operates electric utilities in Las Vegas and Reno, Nevada. We had anticipated a far better rate settlement from the Public Utilities Commission in Nevada than was handed down on March 29. Another electric utility that had its share of difficulties with regulators, Niagara Mohawk, was one of our largest holdings up until January, when National Grid completed its acquisition, which was first announced in 2000. We initiated our position at 50% of book value in mid-1997. Our ultimate gain on Niagara Mohawk was about 100% over 4.5 years.

Finally, Pitt-Des Moines' liquidation was completed through a cash sale in March. We started accumulating shares in 1995 at roughly 80% of book value. Book value grew 86% while we owned the stock, and the final sale was at a 24% premium-to-book value. Including dividends, our total return on the position was around 140% over an average holding period of four years.

The Fund's turnover was 7.25% in the first half of its fiscal year 2002 versus 13.82% in the first half of fiscal year 2001. As always, we remain dedicated to our balance sheet strategy, which we will apply with caution and patience.




-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN BALANCE SHEET INVESTMENT FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/01, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                          CHANGE          4/30/02   10/31/01
-------------------------------------------------------------------
Net Asset Value (NAV)            +$5.89          $43.10    $37.21

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                  $0.1543
Short-Term Capital Gain          $0.2305
Long-Term Capital Gain           $0.9443
                                 -------
      Total                      $1.3291

CLASS B                          CHANGE          4/30/02   10/31/01
-------------------------------------------------------------------
Net Asset Value (NAV)            +$5.79          $42.83    $37.04

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                  $0.0641
Short-Term Capital Gain          $0.2305
Long-Term Capital Gain           $0.9443
                                 -------
      Total                      $1.2389

CLASS C                          CHANGE          4/30/02   10/31/01
-------------------------------------------------------------------
Net Asset Value (NAV)            +$5.81          $42.87    $37.06

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                  $0.0613
Short-Term Capital Gain          $0.2305
Long-Term Capital Gain           $0.9443
                                 -------
      Total                      $1.2361

CLASS R                          CHANGE          4/30/02   1/1/02
-------------------------------------------------------------------
Net Asset Value (NAV)            +$3.09          $43.07    $39.98

DISTRIBUTIONS (1/1/02-4/30/02)
Dividend Income                  $0.0574

ADVISOR CLASS                    CHANGE          4/30/02   10/31/01
-------------------------------------------------------------------
Net Asset Value (NAV)            +$5.90          $43.11    $37.21

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                  $0.1994
Short-Term Capital Gain          $0.2305
Long-Term Capital Gain           $0.9443
                                 -------
      Total                      $1.3742



Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                        6-MONTH    1-YEAR   5-YEAR    10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +19.78%   +18.60%   +83.17%   +322.28%
Average Annual Total Return(2)                 +12.89%   +11.76%   +11.54%    +14.81%
Value of $10,000 Investment(3)                 $11,289   $11,176   $17,266    $39,791
Avg. Ann. Total Return (3/31/02)(4)                      +15.70%   +11.13%    +14.57%

                                                                            INCEPTION
CLASS B                                                  6-MONTH   1-YEAR    (3/1/01)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +19.33%   +17.69%    +20.41%
Average Annual Total Return(2)                           +15.33%   +13.69%    +13.94%
Value of $10,000 Investment(3)                           $11,533   $11,369    $11,641
Avg. Ann. Total Return (3/31/02)(4)                                +17.82%    +13.64%

                                                                            INCEPTION
CLASS C                                                  6-MONTH   1-YEAR    (3/1/01)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +19.36%   +17.77%    +20.49%
Average Annual Total Return(2)                           +17.19%   +15.61%    +15.51%
Value of $10,000 Investment(3)                           $11,719   $11,561    $11,828
Avg. Ann. Total Return (3/31/02)(4)                                +19.61%    +15.34%

                                                                            INCEPTION
CLASS R                                                                      (1/1/02)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                     +7.88%
Aggregate Total Return(5)                                                      +6.88%
Value of $10,000 Investment(3)                                                $10,688
Aggregate Total Return (3/31/02)(4, 5)                                         +5.42%

ADVISOR CLASS(6)                               6-MONTH    1-YEAR   5-YEAR    10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +19.94%   +18.87%   +83.64%   +323.36%
Average Annual Total Return(2)                 +19.94%   +18.87%   +12.93%    +15.52%
Value of $10,000 Investment(3)                 $11,994   $11,887   $18,364    $42,336
Avg. Ann. Total Return (3/31/02)(4)                      +23.02%   +12.50%    +15.27%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.81% and +18.46%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.
                                                                              11

FRANKLIN LARGE CAP VALUE FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN LARGE CAP VALUE FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN SECURITIES OF LARGE-CAPITALIZATION COMPANIES THAT ARE SIMILAR IN SIZE TO THOSE IN THE RUSSELL 1000[REGISTERED MARK] INDEX AT THE TIME OF PURCHASE, AND WHICH WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE.(1)
--------------------------------------------------------------------------------

It is a pleasure to present this semiannual report for Franklin Large Cap Value Fund, covering the period ended April 30, 2002.

The economic slowdown of 2001, which was exacerbated by the September 11 terrorist attacks, appeared to be recovering. After the nation's annualized gross domestic product (GDP) growth rate declined in third quarter 2001, the fourth quarter rebounded with a modest 1.7% gain. As business and consumer confidence advanced, first quarter 2002 GDP grew at a surprisingly strong 5.6% annualized rate.

Reflecting the improved economic conditions, long-term interest rates rose from their depressed levels at the start of the period with a yield increase in the 10-year Treasury note from 4.30% on November 1, 2001, to 5.11% on April 30, 2002. Although


1. Source: Standard & Poor's Micropal. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000[REGISTERED MARK] Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 42.

many analysts anticipate that the Federal Reserve Board may raise short-term interest rates later this year, higher rates should not threaten the economy's near-term recovery. Inflation remained under control, as the Consumer Price Index rose just 2.5% as of April 2002, excluding the more volatile food and energy prices. Limited inflation should allow any interest rate increases to be moderate, which should not disrupt economic growth.

The market responded positively to the strengthening economy and low interest rates. During the six months under review, the broad Standard & Poor's 500 Composite Index (S&P 500) returned 2.31%, and the technology-oriented Nasdaq Composite Index posted a 0.15% return.(2) Telecommunications and technology sector weakness continued its dampening effect, and continuing a trend begun in 2000, value stocks generally outperformed their growth investment peers. We are pleased to report that within this environment, Franklin Large Cap Value Fund - Class A produced a +8.84% cumulative total return for the six months ended April 30, 2002, as shown in the Performance Summary beginning on page 17. By comparison, the Fund's benchmark, the Russell 1000 Value Index, gained 8.87% during the same time.(3)



2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.
3. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. The index has been reconstituted annually since 1989. The indexes are unmanaged and include reinvested dividends.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

WHAT IS MARK-TO-MARKET?
MARK-TO-MARKET IS THE PROCESS WHEREBY THE BOOK VALUE OF A SECURITY, A COMPANY'S WORTH BASED ON THE VALUE OF ITS ASSETS MINUS ITS LIABILITIES, IS ADJUSTED TO REFLECT CURRENT MARKET VALUE.


Apart from the economy, one of the biggest issues facing investors during the reporting period was the concern over the integrity of financial reporting in corporate America. The sudden and unexpected collapse of Enron raised warning flags about many companies that may have poor cash flows, aggressive accounting practices, questionable balance sheets and frequent "one-time" charges.

Our management team considered quality of earnings long before it became a nightly news topic. Our analysts carefully research and analyze balance sheets, financial footnotes and cash flow statements to make sure the reported earnings make sense. We prefer to invest in companies that generate significant free cash flow which we believe enhances shareholder value in numerous ways, such as reducing debt, repurchasing stock or making acquisitions. When we find a company's quality of earnings or its ability to generate free cash flow deteriorates, we do not hesitate to liquidate our position. We are confident that our discipline in regard to accounting issues has served our shareholders well.

During the six months under review, we eliminated several of the Fund's holdings due, in part, to accounting as well as other issues. We eliminated our Duke Energy position due to the uncertainty of what would result from the company's substantial investments in the merchant energy business. Additionally, we were not comfortable with the volatile and nonrecurring nature of the company's mark-to-market gains.

One of our best performers during the period, Cendant Corp., benefited from the improving outlook for consumer travel, after a post-September 11 decline. Cendant derives a significant portion of operating income from its franchised lodging operations, time-share properties, Avis Rent-a-Car and other travel services. The company did an excellent job of cutting costs and posted stronger-than-expected results in its real estate and financial services operations.

The continued positive outlook for consumer spending aided some of the Fund's other top performers, including Masco, General Motors (GM) and Federated Department Stores. GM's stock price surged on better-than-expected earnings, as the company gained significant market share from its rival Ford.

Many of our financial services stocks continued to be strong contributors to Fund performance. Among these were U.S. Bancorp and mortgage insurer MGIC Investment. The growing perception that the worst corporate credit problems were behind the industry aided U.S. Bancorp, while MGIC benefited from continued growth in its book of business as well as from signs that default rates may be moderating.

We initiated three new positions during the six-month period.
Unfortunately, one of these companies, Bristol-Myers Squibb (BMY), retreated sharply from our average cost. BMY suffered from myriad problems including less than impressive results in


[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based On Total Net Assets
4/30/02

Energy Minerals                  9.6%
Consumer Services                7.1%
Retail Trade                     6.7%
Property-Casualty Insurance      4.9%
Finance                          4.8%
Health Technology                4.4%
Consumer Non-Durables            4.3%
Communications                   3.7%
Financial Conglomerates          3.6%
Producer Manufacturing           3.2%
Industrial Services              3.1%
Consumer Durables                3.1%
Life and Health Insurance        2.7%
Process Industries               2.5%
Investment Banks & Brokers       2.5%
Multiline Insurance              2.4%
Other                           16.2%
Short-Term Investments
& Other Net Assets              15.2%

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/02

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
-----------------------------
Anadarko Petroleum Corp. 2.9%
ENERGY MINERALS

Sara Lee Corp.           2.8%
CONSUMER NON-DURABLES

Federated Department
Stores Inc.              2.7%
RETAIL TRADE

Marathon Oil Corp.       2.7%
ENERGY MINERALS

MetLife Inc.             2.7%
LIFE & HEALTH INSURANCE

McDonald's Corp.         2.6%
CONSUMER SERVICES

Citigroup Inc.           2.6%
FINANCIAL CONGLOMERATES

Allstate Corp.           2.6%
PROPERTY-CASUALTY INSURANCE

General Motors Corp.     2.5%
CONSUMER DURABLES

International Paper Co.  2.5%
PROCESS INDUSTRIES




its hypertension medicine Vanlev, for which the company is currently seeking FDA approval. Also hurting BMY were faster-than-expected sales declines for drugs coming off patent protection. Another new portfolio purchase was Honeywell International. While the possibility of a protracted slump in the aerospace industry limits Honeywell's earnings visibility, we acquired the stock at a significant discount to the value implied by General Electric's failed bid to buy the company. We also initiated a position in GlobalSantaFe, an offshore drilling rig operator that should benefit from the expected favorable long-term pricing environment for natural gas.

Looking ahead, we are optimistic for the long term, despite the difficult environment that many companies still face. We believe our strategy of purchasing financially sound companies at reasonable valuations should produce rewarding long-term performance for our shareholders. Although our stock selection discipline may not always deliver the strong results achieved over the past six months, we believe it will serve our shareholders well in the years to come.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

                                                   FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                          CHANGE        4/30/02        10/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)           +$0.85         $12.51         $11.66

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                 $0.0737
Short-Term Capital Gain         $0.0907
Long-Term Capital Gain          $0.0095
                                -------
      Total                     $0.1739

CLASS B                          CHANGE        4/30/02        10/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)           +$0.85         $12.43         $11.58

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                 $0.0191
Short-Term Capital Gain         $0.0907
Long-Term Capital Gain          $0.0095
                                -------
      Total                     $0.1193

CLASS C                          CHANGE        4/30/02        10/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)           +$0.87         $12.44         $11.57

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                 $0.0149
Short-Term Capital Gain         $0.0907
Long-Term Capital Gain          $0.0095
                                -------
      Total                     $0.1151



------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
------------------------------------------------------------------------------


Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE

                                                          INCEPTION
CLASS A                                6-MONTH   1-YEAR    (6/1/00)
-------------------------------------------------------------------
Cumulative Total Return(1)              +8.84%   +1.45%    +27.85%
Average Annual Total Return(2)          +2.60%   -4.36%    +10.24%
Value of $10,000 Investment(3)         $10,260   $9,564    $12,050
Avg. Ann. Total Return (3/31/02)(4)              +1.53%    +11.64%

                                                          INCEPTION
CLASS B                                6-MONTH   1-YEAR    (6/1/00)
-------------------------------------------------------------------
Cumulative Total Return(1)              +8.41%   +0.67%    +26.32%
Average Annual Total Return(2)          +4.41%   -3.31%    +11.11%
Value of $10,000 Investment(3)         $10,441   $9,669    $12,232
Avg. Ann. Total Return (3/31/02)(4)              +3.01%    +12.64%

                                                          INCEPTION
CLASS C                                6-MONTH   1-YEAR    (6/1/00)
-------------------------------------------------------------------
Cumulative Total Return(1)              +8.55%   +0.72%    +26.39%
Average Annual Total Return(2)          +6.45%   -1.31%    +12.44%
Value of $10,000 Investment(3)         $10,645   $9,869    $12,514
Avg. Ann. Total Return (3/31/02)(4)              +4.92%    +13.98%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN MICROCAP VALUE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MICROCAP VALUE FUND SEEKS HIGH TOTAL RETURN BY INVESTING AT LEAST 80% OF NET ASSETS IN SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS UNDER $300 MILLION AT THE TIME OF PURCHASE, AND WHICH WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin MicroCap Value Fund's semiannual report for the period ended April 30, 2002. The Fund's cumulative total return for the six months under review was +19.87%, as shown in the Performance Summary on page 23, versus 29.03% for its benchmark, the Russell 2000 Value Index. The broad market indexes returned lower results: 10.60% for the Dow Jones Industrial Average, 2.31% for the Standard & Poor's 500 Composite Index (S&P 500), and 0.15% for the Nasdaq Composite Index.(1) Once again, we were in the right place at the right time, meaning small-cap value stocks continued to outperform other equities. Our cash (short-term investments and other net assets) position was greater than we would like during the entire period, ending at 14.9%


1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.


TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
4/30/02

COMPANY                   % OF TOTAL
SECTOR/INDUSTRY           NET ASSETS
------------------------------------

Hardinge Inc.                2.8%
PRODUCER MANUFACTURING

United Retail Group Inc.     2.8%
RETAIL TRADE

Haggar Corp.                 2.6%
CONSUMER NON-DURABLES

Stelmar
Shipping Ltd. (Greece)       2.5%
TRANSPORTATION

Commonwealth
Industries Inc.              2.4%
NON-ENERGY MINERALS

GA Financial Inc.            2.2%
SAVINGS BANKS

National R.V. Holdings Inc.  2.1%
CONSUMER DURABLES

Gibraltar Steel Corp.        2.1%
PRODUCER MANUFACTURING

Standard Commercial Corp.    2.0%
CONSUMER NON-DURABLES

American Pacific Corp.       1.9%
PROCESS INDUSTRIES

[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based On Total Net Assets
4/30/02

Consumer Non-Durables           12.0%
Producer Manufacturing          12.0%
Retail Trade                    10.3%
Transportation                   7.9%
Consumer Durables                6.8%
Property-Casualty Insurance      6.0%
Process Industries               4.7%
Industrial Services              4.2%
Non-Energy Minerals              4.1%
Savings Banks                    3.9%
Electronic Technology            2.5%
Utilities                        2.4%
Commercial Services              2.2%
Real Estate Development          1.2%
Energy Minerals                  1.1%
Other                            3.8%
Short-Term Investments
& Other Net Assets              14.9%


of total net assets. Flows of funds into our sector have been heavy, which can contribute to performance in the short term, but can also make it harder for us to build positions at attractive prices.

In July 2001, we announced that Franklin MicroCap Value Fund would close to all new investors once total net assets reached $300 million. Accordingly, the Fund closed in January. Since then we whittled down the cash portion, and we expect to be fully invested in due course. We will not rush the process.

We initiated several positions during the period under review. These include Baldwin & Lyons, Brown Shoe, Cavalier Homes, Duckwall-ALCO Stores, Exponent, Flexsteel Industries, FSI International, Garden Fresh Restaurant, Gibraltar Steel, Invivo, Nam Tai Electronics, RemedyTemp and Smith Investment.

Because of investors' higher interest in small-cap value stocks, we found it difficult to accumulate all the stock we would like at the prices we wish to pay. By the same token, positions we hold appreciated sharply in some cases, prompting us to harvest cash. One of these is Atrion Corp., which we discuss further on in this report. The rest of this report is essentially the same explanation of our investment strategy that our shareholders have seen before. We expect it to change little in the years ahead. We believe the approach is suited to all economic and market conditions, and is therefore appropriate for long-term investors.

The term "micro-cap" conjures up an image of start-ups or early stage companies in many investors' minds. In fact, we follow the same conservative guidelines as Franklin Balance Sheet Investment Fund. We look for well-established companies -- we own a few that are over 100 years old -- and we want them to be financially sound and run by managements with our interests in mind. We like micro-caps because they exist below Wall Street's radar, where we can best exploit the market's inefficiencies. We aim to buy at a very low price-to-book value, often at discounts to tangible assets, and frequently at very low price-to-earnings ratios.

Our approach is entirely company specific, or "bottom-up." We don't try to guess big picture trends, or take any particular care with sector weightings. What does matter is our ability to see each company's value grow over time. We assume when we buy a given stock that we may still own it in three, four or five years. The Fund's turnover was 8.99% in the first half of its fiscal year 2002 versus 11.21% in the first half of fiscal year 2001. We avoid companies with too much debt. We want to be sure the company has the financial strength to work through any immediate problems, or any that may come in the future. When a small company begins having problems its resources can be exhausted quickly, and liquidity in the stock can disappear suddenly and permanently.

The accretion of value over time, as reflected in book value growth, is central to our investment approach. The illustration we like to use is that we buy at 80% of book value, book value grows 20% over four years, and by then the stock trades at 1.5 times book value, still far below the market average price-to-book value. In this hypothetical example our gain is 125% over four years. We started buying Atrion Corp., a small maker of medical products, in the second quarter of 1999 at just over half of book value. Book value increased about 40%, in large part due to the company's substantial stock repurchases below book value. We sold our shares into a self-tender at about 1.3 times book value in December. Our gain was 248% over 2.5 years.

WHAT IS BOOK VALUE?
BOOK VALUE IS A COMPANY'S WORTH BASED ON THE VALUE OF ITS ASSETS MINUS ITS LIABILITIES AS THEY ARE STATED ON ITS BALANCE SHEET.

One element of our approach that is different from other value managers is that we do not try to identify a catalyst that will make a stock perform. Our experience has been that our best gains often come at unexpected times and for unpredictable reasons. And realistically, whatever catalyst we see is seen by others and is probably priced into the stock already. Instead, we let the valuation be the catalyst. We are more concerned with identifying factors that might keep value suppressed. Examples would be a management incentive structure that is counterproductive, or a control block of stock that might resist a takeover. Once satisfied on these points, we will buy carefully and let nature take its course.

We expect to make money in one of three ways. First, the market may come around to our view of the company's value, and the stock appreciates. Second, the stock stays cheap, and a strategic or financial buyer comes calling with a take-out offer. Takeovers have been a frequent source of gains in prior periods, although less so recently, possibly because of tight credit. Third, the relation of price-to-book value doesn't change, but the book value increases each year, and the market price gradually moves with it. We will hold such positions indefinitely.

You can be sure that we will continue to apply our investment strategy with caution and patience, and we look forward to the challenges and opportunities ahead of us in 2002.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

                                                    FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                          CHANGE               4/30/02           10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)            +$3.45                $28.10            $24.65

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                  $0.0836
Short-Term Capital Gain          $0.1378
Long-Term Capital Gain           $1.0065
                                 -------
      Total                      $1.2279

PERFORMANCE
                                                                      INCEPTION
CLASS A                            6-MONTH      1-YEAR     5-YEAR     (12/12/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +19.87%      +31.62%    +105.25%   +165.85%
Average Annual Total Return(2)     +13.00%      +24.05%     +14.11%    +15.47%
Value of $10,000 Investment(3)     $11,300      $12,405     $19,344    $25,048
Avg. Ann. Total Return (3/31/02)(4)             +24.76%     +12.61%    +14.90%


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Past performance does not guarantee future results.

FRANKLIN SMALL CAP VALUE FUND

-------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN SMALL CAP VALUE FUND (FORMERLY FRANKLIN VALUE FUND) SEEKS LONG-TERM TOTAL RETURN BY INVESTING AT LEAST 80% OF NET ASSETS IN THE SECURITIES OF SMALL CAPITALIZATION COMPANIES THAT WE BELIEVE ARE UNDERVALUED. SMALL CAPITALIZATION COMPANIES ARE THOSE WITH MARKET CAPITALIZATIONS LESS THAN $2.5 BILLION AT THE TIME OF PURCHASE.
-------------------------------------------------------------------------------

It is a pleasure to present this semiannual report for Franklin Small Cap Value Fund covering the period ended April 30, 2002. On November 1, 2001, the Fund changed its name to Franklin Small Cap Value Fund. The new name more clearly describes the Fund's primary investments, small-cap value stocks, an area where we generally have found opportunities that match our investment criteria. During the six months under review, small capitalization value stocks performed well. The worst bankruptcy in U.S. corporate history, at Enron, ignited a more detailed look into questionable accounting practices by other large companies. These events drove many investors into smaller cap companies due, in part, to their more understandable financial statements.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 54.

During the six-month reporting period, the broad Standard & Poor's 500 Composite Index (S&P 500) returned 2.31%, and the technology-oriented Nasdaq Composite Index posted a 0.15% total return.(1) Telecommunications and technology sector weakness continued its dampening effect, and continuing a trend begun in 2000, value stocks generally outperformed their growth investment peers. Within this environment, Franklin Small Cap Value Fund - Class A delivered a +29.53% cumulative total return for the six months ended April 30, 2002, as shown in the Performance Summary beginning on page 28. By comparison, the Fund's benchmark, the Russell 2000 Value Index, gained 29.03% during the same time.(2)

Our value investment strategy focuses on securities that sell at low prices compared with the underlying companies' earnings, cash flow or book value. We search for understated assets such as real estate, tax-loss carry forwards or valuable intangibles such as patents or distribution systems. We also consider fallen angels -- former growth companies suffering from short-term setbacks and sharp price declines, but which we believe still retain significant, long-term potential. For example, the 1998-1999 bear market in value stocks provided many opportunities

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.
2. Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based On Total Net Assets
4/30/02

Producer Manufacturing          18.5%
Transportation                   9.2%
Energy Minerals                  9.0%
Consumer Non-Durables            8.4%
Industrial Services              6.1%
Retail Trade                     5.6%
Financial Conglomerates          4.9%
Consumer Durables                4.8%
Process Industries               4.4%
Electronic Technology            4.4%
Property-Casualty Insurance      3.0%
Non-Energy Minerals              2.8%
Technology Services              1.7%
Utilities                        1.4%
Closed End Mutual Funds          1.3%
Other                            2.4%
Short-term Investments
& Other Net Assets              12.1%

WHAT ARE "BOOK VALUE" AND "TANGIBLE BOOK VALUE"?
BOOK VALUE IS A COMPANY'S WORTH BASED ON THE VALUE OF ITS ASSETS MINUS ITS LIABILITIES AS THEY ARE STATED ON ITS BALANCE SHEET. TANGIBLE BOOK VALUE EXCLUDES INTANGIBLE ITEMS SUCH AS PATENTS AND GOODWILL. COMPARING A COMPANY'S STOCK PRICE TO ITS BOOK VALUE PER SHARE IS A COMMON METHOD OF DETERMINING HOW "EXPENSIVE" A STOCK IS. STOCKS WITH A LOW PRICE-TO-BOOK VALUE PER SHARE ARE GENERALLY CONSIDERED TO BE VALUE STOCKS.


to buy solid companies at prices well below our valuation benchmarks. As we expected, investors and strategic buyers also discovered these gems and bid up the prices of many Fund holdings.

Two top contributors to the Fund's performance during the reporting period were Brown Shoe Company, up 87.18% for the six months ended April 30, 2002, and Dillards, which gained 89.90% over the same period. Brown Shoe, a 123-year-old operator of retail shoe stores in the U.S. and Canada, is well known for its "Buster Brown" children's brand. Cost-cutting initiatives launched in 2001 resulted in improved performance for the company, whose shares recently were selling at 9.8 times 2002 earnings estimates and 1.4 times its book value. We consider Brown Shoe a good value. Dillards, which operates retail department stores in the southwest, southeast and midwest regions of the U.S., has recorded more than 10 years of consistent book value growth, and was recently selling below book value. The company's strategy to enhance its private-label businesses and tighten its inventories helped Dillards expand operating margins and increase earnings.

We added 15 new stocks to the portfolio during the reporting period, all with what we believed to be strong financials and quality management. Two of these were Bunge and ABM Industries. Bunge, an integrated global agribusiness and food company, recently sold at around 11 times this year's earnings estimates and only 1.5 times book value. Bunge strikes us as a real bargain. ABM, the largest facility services contractor listed on the New York Stock Exchange, has increased its dividend consistently for 36 years and keeps a strong balance sheet with virtually no long-term debt.

During the six months under review, we eliminated 10 of the Fund's positions. We sold Airborne, The PMI Group, Pier 1 Imports, National Commerce Financial and USX-Marathon Group because we believed these companies were fully valued. Disappointing earnings led us to sell Ultrak, Kaydon, Baldor Electric, Commonwealth Industries and Reinsurance Group of America.

We are confident that with the questionable accounting practices uncovered in corporate America, investors will continue to return to commonsense investing and to seek rational valuations. Your Fund's managers remain steadfast and committed to their value investment strategy. We believe Franklin Small Cap Value Fund will continue providing shareholders with a portfolio of well-managed, financially sound companies offering the potential for solid earnings growth and stock price appreciation over the long term.


-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------


TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
---------------------------------
Reliance Steel &
Aluminum Co.             2.8%
NON-ENERGY MINERALS

Avocent Corp.            2.5%
ELECTRONIC TECHNOLOGY

Presidential Life Corp.  2.4%
FINANCIAL CONGLOMERATES

Russ Berrie & Co. Inc.   2.2%
CONSUMER DURABLES

York International Corp. 2.2%
PRODUCER MANUFACTURING

Peabody Energy Corp.     1.9%
ENERGY MINERALS

Teekay Shipping Corp.
(Bahamas)                1.9%
TRANSPORTATION

Tommy Hilfiger Corp.     1.9%
CONSUMER NON-DURABLES

Midwest Express
Holdings Inc.            1.7%
TRANSPORTATION

Graco Inc.               1.7%
PRODUCER MANUFACTURING

FRANKLIN SMALL CAP
VALUE FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                           CHANGE        4/30/02     10/31/01
--------------------------------------------------------------------
Net Asset Value (NAV)            +$6.61          $29.10       $22.49

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                  $0.0268

CLASS B                           CHANGE        4/30/02     10/31/01
--------------------------------------------------------------------
Net Asset Value (NAV)            +$6.44          $28.57       $22.13

CLASS C                           CHANGE        4/30/02     10/31/01
--------------------------------------------------------------------
Net Asset Value (NAV)            +$6.38          $28.28       $21.90

ADVISOR CLASS                     CHANGE        4/30/02     10/31/01
--------------------------------------------------------------------
Net Asset Value (NAV)            +$6.73          $29.55       $22.82

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                  $0.0541



Past performance does not guarantee future results.

PERFORMANCE

                                                                      INCEPTION
CLASS A                               6-MONTH   1-YEAR    5-YEAR      (3/11/96)
-------------------------------------------------------------------------------
Cumulative Total Return(1)            +29.53%   +15.45%   +56.98%      +102.96%
Average Annual Total Return(2)        +22.09%    +8.81%    +8.15%       +11.14%
Value of $10,000 Investment(3)        $12,209   $10,881   $14,797       $19,123
Avg. Ann. Total Return (3/31/02)(4)             +13.09%    +7.40%       +10.84%

                                                                      INCEPTION
CLASS B                               6-MONTH   1-YEAR    3-YEAR       (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return(1)            +29.10%   +14.69%   +57.60%       +55.88%
Average Annual Total Return(2)        +25.10%   +10.69%   +15.63%       +13.60%
Value of $10,000 Investment(3)        $12,510   $11,069   $15,460       $15,288
Avg. Ann. Total Return (3/31/02)(4)             +15.26%   +18.36%       +13.08%

                                                                      INCEPTION
CLASS C                               6-MONTH   1-YEAR    5-YEAR       (9/3/96)
-------------------------------------------------------------------------------
Cumulative Total Return(1)            +29.13%   +14.68%   +52.08%       +79.42%
Average Annual Total Return(2)        +26.86%   +12.54%    +8.53%       +10.70%
Value of $10,000 Investment(3)        $12,686   $11,254   $15,056       $17,768
Avg. Ann. Total Return (3/31/02)(4)             +17.07%    +7.78%       +10.38%

                                                                      INCEPTION
ADVISOR CLASS(5)                      6-MONTH   1-YEAR    5-YEAR      (3/11/96)
-------------------------------------------------------------------------------
Cumulative Total Return(1)            +29.76%   +15.84%   +60.05%      +108.75%
Average Annual Total Return(2)        +29.76%   +15.84%    +9.86%       +12.74%
Value of $10,000 Investment(3)        $12,976   $11,584   $16,005       $20,875
Avg. Ann. Total Return (3/31/02)(4)             +20.42%    +9.09%       +12.45%




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +61.60% and +9.43%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                                  CLASS A
                                                     -----------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       APRIL 30, 2002                      YEAR ENDED OCTOBER 31,
                                                                     -------------------------------------------------------
                                                        (UNAUDITED)    2001        2000        1999        1998        1997
                                                     -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $37.21      $34.83      $29.96      $31.86      $35.22      $29.15
                                                     -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................         .16         .77         .31         .37         .50         .48
 Net realized and unrealized gains (losses) .......        7.05        2.95        5.15        (.68)      (1.55)       8.40
                                                     -----------------------------------------------------------------------
Total from investment operations ..................        7.21        3.72        5.46        (.31)      (1.05)       8.88
                                                     -----------------------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.15)       (.73)       (.31)       (.43)       (.51)       (.46)
 Net realized gains ...............................       (1.17)       (.61)       (.28)      (1.16)      (1.80)      (2.35)
                                                     -----------------------------------------------------------------------
Total distributions ...............................       (1.32)      (1.34)       (.59)      (1.59)      (2.31)      (2.81)
                                                     -----------------------------------------------------------------------
Net asset value, end of period ....................      $43.10      $37.21      $34.83      $29.96      $31.86      $35.22
                                                     ======================================================================

Total return(b)....................................      19.78%      10.96%      18.47%     (1.04)%     (3.14)%      32.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................  $2,632,782  $1,491,457  $1,067,893  $1,165,779  $1,467,207  $1,222,953
Ratios to average net assets:
 Expenses .........................................        .89%(c)     .96%       1.06%        .93%        .93%       1.08%
 Net investment income ............................        .80%(c)    2.14%       1.00%       1.19%       1.47%       1.59%
Portfolio turnover rate ...........................       7.25%      26.69%       8.69%      17.53%      11.81%      24.63%


(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                                            CLASS B
                                                                            ----------------------------------------
                                                                            SIX MONTHS ENDED
                                                                             APRIL 30, 2002       YEAR ENDED
                                                                               (UNAUDITED)     OCTOBER 31, 2001(D)
                                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................         $37.04             $37.26
                                                                            ----------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .......................................           (.02)               .28
 Net realized and unrealized gains .....................................           7.04                .06
                                                                            ----------------------------------------
Total from investment operations .......................................           7.02                .34
                                                                            ----------------------------------------
Less distributions from:
 Net investment income .................................................           (.06)              (.56)
 Net realized gains ....................................................          (1.17)                --
                                                                            ----------------------------------------
Total distributions ....................................................          (1.23)              (.56)
                                                                            ----------------------------------------
Net asset value, end of period .........................................         $42.83             $37.04
                                                                            ========================================

Total return(b) ........................................................         19.33%               .91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................................       $106,783            $20,982
Ratios to average net assets:
 Expenses(c) ...........................................................          1.63%              1.71%
 Net investment income (loss)(c) .......................................         (.12)%               .73%
Portfolio turnover rate ................................................          7.25%             26.69%


(a)Based on average shares outstanding.
(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period March 1, 2001 (effective date) to October 31, 2001.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                                            CLASS C
                                                                            ----------------------------------------
                                                                            SIX MONTHS ENDED
                                                                             APRIL 30, 2002       YEAR ENDED
                                                                               (UNAUDITED)     OCTOBER 31, 2001(D)
                                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................         $37.06             $37.26
                                                                            ----------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .......................................           (.02)               .33
 Net realized and unrealized gains .....................................           7.05                .02
                                                                            ----------------------------------------
Total from investment operations .......................................           7.03                .35
                                                                            ----------------------------------------
Less distributions from:
 Net investment income .................................................           (.06)              (.55)
 Net realized gains ....................................................          (1.17)                --
                                                                            ----------------------------------------
Total distributions ....................................................          (1.23)              (.55)
                                                                            ----------------------------------------
Net asset value, end of period .........................................         $42.86             $37.06
                                                                            ========================================

Total return(b) ........................................................         19.36%               .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................................       $142,687            $29,920
Ratios to average net assets:
 Expenses(c) ...........................................................          1.63%              1.71%
 Net investment income (loss)(c) .......................................         (.11)%               .85%
Portfolio turnover rate ................................................          7.25%             26.69%


(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period March 1, 2001 (effective date) to October 31, 2001.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                                              CLASS R
                                                                                        ---------------------
                                                                                          APRIL 30, 2002(C)
                                                                                             (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................                      $40.24
                                                                                        ---------------------
Income from investment operations:
 Net investment income(a) ..............................................                         .01
 Net realized and unrealized gains .....................................                        2.88
                                                                                        ---------------------
Total from investment operations .......................................                        2.89
                                                                                        ---------------------
Less distributions from net investment income ..........................                        (.06)
                                                                                        ---------------------
Net asset value, end of period .........................................                      $43.07
                                                                                        =====================

Total return(b) ........................................................                      19.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................................                      $3,634
Ratios to average net assets:
 Expenses ..............................................................                       1.14%(d)
 Net investment income .................................................                       1.11%(d)
Portfolio turnover rate ................................................                       7.25%


(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period January 1, 2002 (effective date)to April 30, 2002.
(d)Annualize

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                                            ----------------------------------------
                                                                            SIX MONTHS ENDED
                                                                             APRIL 30, 2002       YEAR ENDED
                                                                               (UNAUDITED)     OCTOBER 31, 2001(D)
                                                                            ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................         $37.21             $37.26
                                                                            ----------------------------------------
Income from investment operations:
 Net investment income(a)...............................................            .21                .60
 Net realized and unrealized gain (losses) .............................           7.05               (.02)
                                                                            ----------------------------------------
Total from investment operations .......................................           7.26                .58
                                                                            ----------------------------------------
Less distributions from:
 Net investment income .................................................           (.20)              (.63)
 Net realized gains ....................................................          (1.17)                --
                                                                            ----------------------------------------
Total distributions ....................................................          (1.37)              (.63)
                                                                            ----------------------------------------
Net asset value, end of period .........................................         $43.10             $37.21
                                                                            ========================================

Total return(b).........................................................         19.94%              1.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................        $17,091               $571
Ratios to average net assets:
 Expenses(c)............................................................           .64%               .71%
 Net investment income(c)...............................................          1.02%              1.55%
Portfolio turnover rate ................................................          7.25%             26.69%


(a)Based on average shares outstanding.
(b)Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period March 1, 2001 (effective date) to October 31, 2001.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

      FRANKLIN BALANCE SHEET INVESTMENT FUND                             SHARES                VALUE
-------------------------------------------------------------------------------------------------------
      CLOSED END MUTUAL FUNDS 1.7%
      Emerging Markets Telecommunications Fund Inc. ..............       250,000           $  1,837,500
      H & Q Healthcare Investors Fund ............................       150,000              3,015,000
      High Income Opportunity Fund ...............................       765,600              5,489,352
      John Hancock Bank & Thrift Opportunity Fund ................     1,650,000             14,239,500
      Latin America Equity Fund Inc. .............................       222,015              3,041,606
      Managed High Income Portfolio Inc. .........................       695,800              4,926,264
      Mexico Fund ................................................       625,000             11,937,500
      New Ireland Fund Inc. ......................................       135,000              1,458,000
      Petroleum & Resources Corp. ................................       150,000              3,667,500
                                                                                           ------------
      TOTAL CLOSED END MUTUAL FUNDS (COST $48,566,694) ...........                           49,612,222
                                                                                           ------------
      COMMON STOCKS 60.0%
      COMMERCIAL SERVICES .8%
      Kelly Services Inc., A .....................................       800,000             23,183,200
                                                                                           ------------
      CONSUMER DURABLES 6.1%
      Clayton Homes Inc. .........................................     2,000,000             34,200,000
      Cooper Tire & Rubber Co. ...................................       700,000             17,360,000
      D.R. Horton Inc. ...........................................     1,230,150             31,737,870
  (a) Dixie Group Inc. ...........................................       370,000              2,564,100
      Hasbro Inc. ................................................     1,800,000             28,764,000
      Lennar Corp. ...............................................       300,337             16,680,717
      M.D.C. Holdings Inc. .......................................       363,000             18,331,500
      Pulte Homes Inc. ...........................................       500,000             26,600,000
                                                                                           ------------
                                                                                            176,238,187
                                                                                           ------------
      CONSUMER NON-DURABLES 2.7%
  (b) DIMON Inc. .................................................     2,504,200             19,282,340
  (a) Genesee Corp., B ...........................................       117,900              2,372,738
  (a) Tommy Hilfiger Corp. .......................................     3,615,000             56,502,450
                                                                                           ------------
                                                                                             78,157,528
                                                                                           ------------
(a,b) CONSUMER SERVICES 2.8%
      Aztar Corp. ................................................     2,850,000             66,319,500
      Champps Entertainment Inc. .................................       950,000             13,727,500
                                                                                           ------------
                                                                                             80,047,000
                                                                                           ------------
      DISTRIBUTION SERVICES 1.7%
      Applied Industrial Technologies Inc. .......................       300,000              5,970,000
(a,b) Handleman Co. ..............................................     1,900,000             24,320,000
  (b) Nash-Finch Co. .............................................       675,000             20,250,000
                                                                                           ------------
                                                                                             50,540,000
                                                                                           ------------
  (a) ELECTRONIC TECHNOLOGY 2.7%
  (b) ESCO Technologies Inc. .....................................       669,000             26,927,250
      FSI International Inc. .....................................       770,000              9,186,100
      Hutchinson Technology Inc. .................................       800,000             14,328,000
      Standard Microsystems Corp. ................................       585,000             14,361,750
      Teradyne Inc. ..............................................       386,459             12,733,824
                                                                                           ------------
                                                                                             77,536,924
                                                                                           ------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

      FRANKLIN BALANCE SHEET INVESTMENT FUND                             SHARES                VALUE
-------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      ENERGY MINERALS .4%
(a,b) Maynard Oil Co. ............................................       250,000           $  4,225,000
      Peabody Energy Corp. .......................................       300,000              8,109,000
                                                                                           ------------
                                                                                             12,334,000
                                                                                           ------------
      FINANCE/RENTAL/LEASING .4%
  (a) Dollar Thrifty Automotive Group Inc. .......................       516,600             12,140,100
                                                                                           ------------
      FINANCIAL CONGLOMERATES 2.7%
  (a) Principal Financial Group. .................................       734,200             20,410,760
  (a) Prudential Financial Inc. ..................................       800,000             25,680,000
      StanCorp Financial Group Inc. ..............................       535,000             31,297,500
                                                                                           ------------
                                                                                             77,388,260
                                                                                           ------------
      INDUSTRIAL SERVICES 1.8%
  (b) Kaneb Services LLC .........................................       997,500             23,331,525
  (a) Offshore Logistics Inc. ....................................       633,800             12,802,760
  (a) Petroleum Helicopters Inc. .................................        77,500              2,208,750
  (a) Petroleum Helicopters Inc., non-voting .....................       152,000              4,309,200
(a,b) Xanser Corp. ...............................................     2,992,500              9,875,250
                                                                                           ------------
                                                                                             52,527,485
                                                                                           ------------
      LIFE/HEALTH INSURANCE 6.6%
      American International Group Inc. ..........................       173,700             12,006,144
      American National Insurance Co. ............................       585,600             58,208,640
      Amerus Group Co. ...........................................       250,000              9,420,000
      FBL Financial Group Inc., A ................................       615,783             12,377,238
      Kansas City Life Insurance Co. .............................       138,700              5,596,545
      Manulife Financial Corp. (Canada) ..........................       500,000             14,470,000
      MetLife Inc. ...............................................       401,000             13,690,140
  (a) National Western Life Insurance Co., A .....................       150,000             18,000,000
      Presidential Life Corp. ....................................       830,000             20,667,000
      Unumprovident Corp. ........................................     1,050,000             29,652,000
                                                                                           ------------
                                                                                            194,087,707
                                                                                           ------------
      NON-ENERGY MINERALS 2.5%
      Nucor Corp. ................................................       200,000             11,690,000
      Reliance Steel & Aluminum Co. ..............................       925,000             29,831,250
      United States Steel Corp. ..................................     1,240,000             22,369,600
      USEC Inc. ..................................................     1,350,000              9,234,000
                                                                                           ------------
                                                                                             73,124,850
                                                                                           ------------
      PROCESS INDUSTRIES 3.6%
      Bunge Ltd. .................................................     1,889,700             41,800,164
      Corn Products International Inc. ...........................     1,075,000             35,582,500
(a,b) Delta Woodside Industries Inc. .............................       560,000              1,232,000
      J.G. Boswell Co. ...........................................        30,000              9,810,000
      Polyone Corp. ..............................................     1,271,100             15,431,154
                                                                                           ------------
                                                                                            103,855,818
                                                                                           ------------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

      FRANKLIN BALANCE SHEET INVESTMENT FUND                             SHARES                VALUE
-------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      PRODUCER MANUFACTURING 5.1%
  (a) Agco Corp. .................................................       450,000           $ 10,224,000
(a,b) Insteel Industries Inc. ....................................       560,000                347,200
      Lennox International Inc. ..................................     1,115,000             16,725,000
      Oshkosh Truck Corp. ........................................       300,000             17,076,000
      Tecumseh Products Co., A ...................................       500,000             25,980,000
  (b) Tecumseh Products Co., B ...................................       275,000             13,200,000
      Timken Co. .................................................     1,400,000             37,310,000
      Trinity Industries Inc. ....................................     1,200,000             28,200,000
                                                                                           ------------
                                                                                            149,062,200
                                                                                           ------------
      PROPERTY-CASUALITY INSURANCE 4.9%
  (a) Arch Capital Group Ltd. ....................................       380,000             11,088,400
      IPC Holdings Ltd. ..........................................     1,152,800             39,310,480
      Old Republic International Corp. ...........................       645,000             21,433,350
      RLI Corp. ..................................................       244,700             14,094,720
      Selective Insurance Group Inc. .............................       600,000             18,000,000
      St. Paul Companies Inc. ....................................       700,000             34,867,000
      Vesta Insurance Group Inc. .................................       915,000              4,181,550
                                                                                           ------------
                                                                                            142,975,500
                                                                                           ------------
      SMALL BANKS .2%
      Farmers & Merchants Bank of Long Beach .....................         2,200              6,589,000
                                                                                           ------------
      RETAIL TRADE 6.1%
  (a) Big Lots Inc. ..............................................     1,425,000             22,030,500
      Cato Corp., A ..............................................       300,000              7,680,000
  (a) Charming Shoppes Inc. ......................................     5,200,000             44,928,000
      Dillards Inc., A ...........................................     1,400,000             34,286,000
  (a) Federated Department Stores Inc. ...........................       635,000             25,228,550
      Fred's Inc. ................................................       412,500             16,056,480
  (b) Haverty Furniture Cos. Inc. ................................       920,000             17,388,000
(a,b) Mayor's Jewelers Inc. ......................................     1,251,400              1,482,909
(a,b) Syms Corp. .................................................     1,430,000              8,008,000
                                                                                           ------------
                                                                                            177,088,439
                                                                                           ------------
      SPECIALITY INSURANCE 1.1%
      LandAmerica Financial Group Inc. ...........................       250,000              8,750,000
  (b) SCPIE Holdings Inc. ........................................       538,400              7,241,480
  (a) Stewart Information Services Corp. .........................       779,000             14,723,100
                                                                                           ------------
                                                                                             30,714,580
                                                                                           ------------
      TRANSPORTATION 4.1%
  (a) Alaska Air Group Inc. ......................................     1,100,000             33,693,000
  (a) Crowley Maritime Corp. .....................................         4,240              5,537,440
  (a) Mesa Air Group Inc. ........................................     1,050,000             10,395,000
      Overseas Shipholding Group Inc. ............................     1,650,000             37,686,000
      Stolt Nielsen SA, ADR (Norway) .............................     1,000,000             17,180,000
      Teekay Shipping Corp. (Bahamas) ............................       370,000             13,645,600
                                                                                           ------------
                                                                                            118,137,040
                                                                                           ------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                 SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      UTILITIES 3.7%
      Conectiv Inc. .................................................................        215,000         $    5,362,100
      Entergy Corp. .................................................................        800,000             37,120,000
      Northeast Utilities ...........................................................      1,750,000             35,000,000
      Sierra Pacific Resources ......................................................      4,150,000             29,423,499
                                                                                                             --------------
                                                                                                                106,905,599
                                                                                                             --------------
      TOTAL COMMON STOCKS (COST $1,244,029,563) .....................................                         1,742,633,417
                                                                                                             --------------
      PREFERRED STOCKS .3%
      Price Legacy Corp., 8.75%, pfd., A (COST $6,943,575) ..........................        533,400              8,214,360
                                                                                                             --------------
                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                       -------------
  (c) CORPORATE BONDS .1%
      Hechinger Co., senior note, 6.95%, 10/15/03 (COST $5,043,193) ................. $    7,000,000                743,750
                                                                                                             --------------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $1,304,583,025) .............                       1,801,203,749
                                                                                                             --------------
  (d) REPURCHASE AGREEMENT 36.6%
      Joint Repurchase Agreement, 1.865%, 5/1/02, (Maturity Value $1,064,965,810)
       (COST $1,064,910,633) ........................................................  1,064,910,633          1,064,910,633
        ABN AMRO Inc. (Maturity Value $95,463,532) Barclays Capital Inc.
         (Maturity Value $95,452,886)
        Bear, Stearns & Co. Inc. (Maturity Value $63,631,707)
        BNP Paribas Securities Corp. (Maturity Value $95,452,886)
        Credit Suisse First Boston Corp. (Maturity Value $63,631,707)
        Deutsche Bank Securities Inc.(Maturity Value $95,452,886)
        Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $95,452,886)
        Goldman, Sachs & Co. (Maturity Value $95,452,886)
        Greenwich Capital Markets Inc. (Maturity Value $95,452,886)
        Lehman Brothers Inc. (Maturity Value $78,615,776)
        Morgan Stanley & Co. Inc. (Maturity Value $95,452,886)
        UBS Warburg LLC (Maturity Value $95,452,886)
         Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
         U.S. Government Agency Securities
                                                                                                             --------------
      TOTAL INVESTMENTS (COST $2,369,493,658) 98.7% .................................                         2,866,114,382
      OTHER ASSETS, LESS LIABILITIES 1.3% ...........................................                            36,862,556
                                                                                                             --------------
      NET ASSETS 100.0% .............................................................                        $2,902,976,938
                                                                                                             ==============


(a)Non-income producing
(b)See Note 6 regarding holding of 5% voting securities.
(c)The fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
(d)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.
38

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN LARGE CAP VALUE FUND

                                                                                       CLASS A
                                                                ---------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                 APRIL 30, 2002            YEAR ENDED OCTOBER 31,
                                                                                           ------------------------
                                                                   (UNAUDITED)                2001         2000(D)
                                                                ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................           $11.66              $11.12        $10.00
                                                                ---------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................................              .03                 .12           .09
 Net realized and unrealized gains ..........................              .99                 .50          1.03
                                                                ---------------------------------------------------
Total from investment operations ............................             1.02                 .62          1.12
                                                                ---------------------------------------------------
Less distributions from:
 Net investment income ......................................             (.07)               (.08)           --
 Net realized gains .........................................             (.10)                 --            --
                                                                ---------------------------------------------------
Total distributions .........................................             (.17)               (.08)           --
                                                                ---------------------------------------------------
Net asset value, end of period ..............................           $12.51              $11.66        $11.12
                                                                ===================================================
Total return(b)..............................................            8.84%               5.63%        11.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................          $35,335             $23,544        $3,418
Ratios to average net assets:
 Expenses ...................................................            1.34%(c)            1.25%         1.25%(c)
 Expenses excluding waiver and payments by affiliate ........            1.34%(c)            1.49%         3.22%(c)
 Net investment income ......................................             .53%(c)             .99%         2.17%(c)
Portfolio turnover rate .....................................            6.67%              29.37%         7.21%


(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period June 1, 2000 (effective date) to October 31, 2000.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                                       CLASS B
                                                                ---------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                 APRIL 30, 2002            YEAR ENDED OCTOBER 31,
                                                                                          -------------------------
                                                                   (UNAUDITED)               2001        2000(D)
                                                                ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................          $11.58              $11.11         $10.00
                                                                ---------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ............................            (.01)                .05            .08
 Net realized and unrealized gains ..........................             .98                 .49           1.03
                                                                ---------------------------------------------------
Total from investment operations ............................             .97                 .54           1.11
                                                                ---------------------------------------------------
Less distributions from:
 Net investment income ......................................            (.02)               (.07)            --
 Net realized gains .........................................            (.10)                 --             --
                                                                ---------------------------------------------------
Total distributions .........................................            (.12)               (.07)            --
                                                                ---------------------------------------------------
Net asset value, end of period ..............................          $12.43              $11.58         $11.11
                                                                ===================================================
Total return(b) .............................................           8.41%               4.87%         11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................          $5,066              $3,251           $453
Ratios to average net assets:
 Expenses ...................................................           1.99%(c)            1.86%          1.69%(c)
 Expenses excluding waiver and payments by affiliate ........           1.99%(c)            2.10%          3.66%(c)
 Net investment income (loss) ...............................          (.12)%(c)             .38%          1.81%(c)
Portfolio turnover rate .....................................           6.67%              29.37%          7.21%


(a)Based on average shares outstanding.
(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period June 1, 2000 (effective date) to October 31, 2000.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                                       CLASS C
                                                                ---------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                 APRIL 30, 2002            YEAR ENDED OCTOBER 31,
                                                                                         --------------------------
                                                                   (UNAUDITED)                2001       2000(D)
                                                                ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................           $11.57              $11.11        $10.00
                                                                ---------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a).............................             (.01)                .05           .06
 Net realized and unrealized gains ..........................              .98                 .48          1.05
                                                                ---------------------------------------------------
Total from investment operations ............................              .97                 .53          1.11
                                                                ---------------------------------------------------
Less distributions from:
 Net investment income ......................................             (.01)               (.07)           --
 Net realized gains .........................................             (.10)                 --            --
                                                                ---------------------------------------------------
Total distributions .........................................             (.11)               (.07)           --
                                                                ---------------------------------------------------
Net asset value, end of period ..............................           $12.43              $11.57        $11.11
                                                                ===================================================

Total return(b)..............................................            8.55%               4.80%        11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................          $17,476             $10,648        $1,911
Ratios to average net assets:
 Expenses ...................................................            1.99%(c)            1.89%         1.79%(c)
 Expenses excluding waiver and payments by affiliate ........            1.99%(c)            2.13%         3.76%(c)
 Net investment income (loss) ...............................           (.12)%(c)             .38%         1.44%(c)
Portfolio turnover rate .....................................            6.67%              29.37%         7.21%


(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)For the period June 1, 2000 (effective date) to October 31, 2000.

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

 FRANKLIN LARGE CAP VALUE FUND                                                         SHARES      VALUE
----------------------------------------------------------------------------------------------------------
    COMMON STOCKS 84.8%
    COMMUNICATIONS 3.7%
    SBC Communications Inc. ........................................................   28,500  $  885,210
    Verizon Communications Inc. ....................................................   32,000   1,283,520
                                                                                               ----------
                                                                                                2,168,730
                                                                                               ----------
    CONSUMER DURABLES 3.1%
    Ford Motor Co. .................................................................   20,000     320,000
    General Motors Corp. ...........................................................   23,000   1,475,450
                                                                                               ----------
                                                                                                1,795,450
                                                                                               ----------
    CONSUMER NON-DURABLES 4.3%
    Philip Morris Cos. Inc. ........................................................   16,500     898,095
    Sara Lee Corp. .................................................................   75,500   1,599,090
                                                                                               ----------
                                                                                                2,497,185
                                                                                               ----------
    CONSUMER SERVICES 7.1%
(a) Cendant Corp. ..................................................................   69,000   1,241,310
(a) Clear Channel Communications Inc. ..............................................   29,500   1,385,025
    McDonald's Corp. ...............................................................   53,000   1,505,200
                                                                                               ----------
                                                                                                4,131,535
                                                                                               ----------
    ELECTRONIC TECHNOLOGY 1.3%
    Compaq Computer Corp. ..........................................................   75,000     761,250
                                                                                               ----------
    ENERGY MINERALS 9.6%
    Anadarko Petroleum Corp. .......................................................   31,500   1,695,330
    Conoco Inc. ....................................................................   50,000   1,402,500
    Marathon Oil Corp. .............................................................   53,500   1,554,710
    Phillips Petroleum Co. .........................................................   15,000     897,150
                                                                                               ----------
                                                                                                5,549,690
                                                                                               ----------
    FINANCE 4.8%
    Fannie Mae .....................................................................   17,500   1,381,275
    Freddie Mac ....................................................................   21,000   1,372,350
                                                                                               ----------
                                                                                                2,753,625
                                                                                               ----------
    FINANCIAL CONGLOMERATES 3.6%
    Citigroup Inc. .................................................................   34,500   1,493,850
(a) Principal Financial Group ......................................................   22,000     611,600
                                                                                               ----------
                                                                                                2,105,450
                                                                                               ----------
    HEALTH TECHNOLOGY 4.4%
    Becton, Dickinson & Co. ........................................................   35,500   1,319,535
    Bristol-Myers Squibb Co. .......................................................   43,000   1,238,400
                                                                                               ----------
                                                                                                2,557,935
                                                                                               ----------
    INDUSTRIAL SERVICES 3.1%
    GlobalSantaFe Corp. ............................................................   24,000     842,160
    Transocean Sedco Forex Inc. ....................................................   27,000     958,500
                                                                                               ----------
                                                                                                1,800,660
                                                                                               ----------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

 FRANKLIN LARGE CAP VALUE FUND                                                         SHARES      VALUE
----------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    INVESTMENTS BANKS/BROKERS 2.5%
    Lehman Brothers Holdings Inc. ..................................................   24,500 $ 1,445,500
                                                                                               ----------
    LIFE/HEALTH INSURANCE 2.7%
    MetLife Inc. ...................................................................   45,500   1,553,370
                                                                                               ----------
    MAJOR BANKS 1.9%
    Bank of America Corp. ..........................................................   15,500   1,123,440
                                                                                               ----------
    MULTI-LINE INSURANCE 2.4%
    American International Group Inc. ..............................................   20,000   1,382,400
                                                                                               ----------
    NON-ENERGY MINERALS 1.9%
    Weyerhaeuser Co. ...............................................................   18,500   1,102,785
                                                                                               ----------
    PROCESS INDUSTRIES 2.5%
    International Paper Co. ........................................................   35,000   1,450,050
                                                                                               ----------
    PRODUCER MANUFACTURING 3.2%
    Honeywell International Inc. ...................................................   21,000     770,280
    Masco Corp. ....................................................................   39,000   1,095,900
                                                                                               ----------
                                                                                                1,866,180
                                                                                               ----------
    PROPERTY-CASUALTY INSURANCE 4.9%
    Allstate Corp. .................................................................   37,500   1,490,250
    St. Paul Cos. Inc. .............................................................   26,500   1,319,965
                                                                                               ----------
                                                                                                2,810,215
                                                                                               ----------
    REAL ESTATE INVESTMENT TRUST 2.3%
    Equity Office Properties Trust .................................................   45,500   1,302,665
                                                                                               ----------
    REGIONAL BANKS 1.6%
    U.S. Bancorp ...................................................................   38,500     912,450
                                                                                               ----------
    RETAIL TRADE 6.7%
    Family Dollar Stores Inc. ......................................................    6,500     224,900
(a) Federated Department Stores Inc. ...............................................   40,000   1,589,200
(a) Safeway Inc. ...................................................................   32,500   1,363,375
    The TJX Companies Inc. .........................................................   16,000     697,280
                                                                                               ----------
                                                                                                3,874,755
                                                                                               ----------
    SAVINGS BANKS 2.1%
    Washington Mutual Inc. .........................................................   31,500   1,188,495
                                                                                               ----------
    SPECIALTY INSURANCE 1.5%
    MGIC Investment Corp. ..........................................................   12,000     856,320
                                                                                               ----------
    TRANSPORTATION 2.2%
    Burlington Northern Santa Fe Corp. .............................................   46,500   1,278,285
                                                                                               ----------
    UTILITIES 1.4%
    TXU Corp. ......................................................................   14,500     789,090
                                                                                               ----------
    TOTAL COMMON STOCKS (COST $45,909,244)                                                     49,057,510
                                                                                               ----------



FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

 FRANKLIN LARGE CAP VALUE FUND                                                        SHARES     VALUE
----------------------------------------------------------------------------------------------------------
(b) SHORT TERM INVESTMENTS 15.7%
    Franklin Institutional Fiduciary Trust Money Market Portfolio
     (COST $9,097,213) ..........................................................   9,097,213 $ 9,097,213
                                                                                              ------------
    TOTAL INVESTMENTS (COST $55,006,457) 100.5% .................................              58,154,723
    OTHER ASSETS, LESS LIABILITIES (.5)% ........................................                (278,394)
                                                                                              ------------
    NET ASSETS 100.0% ...........................................................             $57,876,329
                                                                                              ============


(a)Non-income producing.
(b)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN MICROCAP VALUE FUND

                                                       SIX MONTHS ENDED
                                                         APRIL 30, 2002                    YEAR ENDED OCTOBER 31,
                                                                       ------------------------------------------------------
                                                          (UNAUDITED)      2001       2000       1999       1998        1997
                                                       ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................          $24.64    $18.88     $18.41     $20.27     $24.29      $18.44
                                                       ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ....................             .01       .11        .04       (.01)      (.02)       (.01)
 Net realized and unrealized gains (losses) .........            4.97      6.37       1.90       (.29)     (2.51)       6.33
                                                       ----------------------------------------------------------------------
Total from investment operations ....................            4.98      6.48       1.94       (.30)     (2.53)       6.32
                                                       ----------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................            (.08)     (.09)        --         --       (.01)       (.07)
 Net realized gains .................................           (1.44)     (.63)     (1.47)     (1.56)     (1.48)       (.40)
                                                       ----------------------------------------------------------------------
Total distributions .................................           (1.52)     (.72)     (1.47)     (1.56)     (1.49)       (.47)
                                                       ----------------------------------------------------------------------
Net asset value, end of period ......................          $28.10    $24.64     $18.88     $18.41     $20.27      $24.29
                                                       ======================================================================

Total return(b) .....................................          19.87%    35.80%     11.53%    (1.59)%   (10.95)%      35.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $343,820  $268,969    $95,894   $115,999   $175,635    $191,638
Ratios to average net assets:
 Expenses ...........................................           1.16%(c)  1.19%      1.38%      1.27%      1.21%       1.22%
 Net investment income (loss) .......................            .06%(c)   .46%       .23%     (.05)%     (.11)%      (.05)%
Portfolio turnover rate .............................           8.99%    23.62%      8.52%     14.12%     31.91%      21.33%



(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

      FRANKLIN MICROCAP VALUE FUND                             SHARES              VALUE
--------------------------------------------------------------------------------------------
      COMMON STOCKS 85.1%
      COMMERCIAL SERVICES 2.2%
      Courier Corp. .........................................  132,900          $  5,349,225
  (a) RemedyTemp Inc., A ....................................  130,000             2,229,630
                                                                                ------------
                                                                                   7,578,855
                                                                                ------------
      COMMUNICATIONS .9%
      Atlantic Tele-Network Inc. ............................  240,000             3,158,400
                                                                                ------------
      CONSUMER DURABLES 6.8%
  (b) Allen Organ Co., B ....................................  112,000             4,200,000
(a,b) Baldwin Piano & Organ Co. .............................  373,600                 3,736
  (a) Cavalier Homes Inc. ...................................  655,300             2,555,670
  (a) Chromcraft Revington Inc. .............................  200,000             3,190,000
      Edelbrock Corp. .......................................  110,800             1,479,180
      Flexsteel Industries Inc. .............................   23,200               358,672
  (a) Hovnanian Enterprises Inc., A .........................  138,463             4,214,814
(a,b) National R.V. Holdings Inc. ...........................  580,000             7,337,000
                                                                                ------------
                                                                                  23,339,072
                                                                                ------------
      CONSUMER NON-DURABLES 12.0%
      Brown Shoe Co. Inc. ...................................  210,400             4,281,640
(a,b) Delta Apparel Inc. ....................................  239,750             6,137,600
      DIMON Inc. ............................................  485,600             3,739,120
      Garan Inc. ............................................   75,000             4,837,500
  (a) Genesee Corp., A ......................................    7,000               141,750
  (a) Genesee Corp., B ......................................   30,000               603,750
  (b) Haggar Corp. ..........................................  590,000             8,850,000
  (a) Seneca Foods Corp., A .................................  262,600             3,874,007
  (a) Seneca Foods Corp., B .................................  121,500             1,865,025
      Standard Commercial Corp. .............................  330,000             6,814,500
                                                                                ------------
                                                                                  41,144,892
                                                                                ------------
  (a) CONSUMER SERVICES .1%
      Garden Fresh Restaurant Corp. .........................   14,500               188,790
                                                                                ------------
  (a) DISTRIBUTION SERVICES .8%
      GTSI Corp. ............................................  300,000             2,790,000
                                                                                ------------
      ELECTRONIC TECHNOLOGY 2.5%
(a,b) ECC International Corp. ...............................  500,000             1,555,000
  (b) Espey Manufacturing & Electronics Corp. ...............   80,000             1,611,200
  (a) FSI International Inc. ................................  182,500             2,177,225
  (a) Printronix Inc. .......................................    4,500                54,608
  (a) Qualstar Corp. ........................................  230,000             1,667,500
  (a) SPACEHAB Inc. .........................................  250,000               287,600
  (a) Sparton Corp. .........................................  136,100             1,156,850
                                                                                ------------
                                                                                   8,509,983
                                                                                ------------
  (a) ENERGY MINERALS 1.1%
      Maynard Oil Co. .......................................  215,000             3,633,500
                                                                                ------------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

      FRANKLIN MICROCAP VALUE FUND                             SHARES           VALUE
-----------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      FINANCIAL CONGLOMERATES .3%
      Sanders Morris Harris Group Inc. ....................    160,025        $  965,751
                                                                              -----------
  (a))HEALTH SERVICES .4%
      Healthcare Services Group Inc. ......................     91,200          1,317,840
                                                                              -----------
(a,b) HEALTH TECHNOLOGY .9%
      Invivo Corp. ........................................    268,600          3,242,002
                                                                              -----------
      INDUSTRIAL SERVICES 4.2%
  (b) Ecology & Environment Inc., A .......................    290,000          3,320,500
  (a) Exponent, Inc. ......................................    100,000          1,314,000
  (a) Layne Christensen Co. ...............................    400,000          3,992,000
  (a) Matrix Service Co. ..................................    316,800          3,009,600
  (a) Petroleum Helicopters Inc. ..........................     17,600            501,600
  (a) Petroleum Helicopters Inc., non-voting ..............     83,000          2,353,050
                                                                              -----------
                                                                               14,490,750
                                                                              -----------
      NON-ENERGY MINERALS 4.1%
      Case Pomeroy & Co. Inc., A ..........................        220            236,280
      Case Pomeroy & Co. Inc., cvt., B ....................        500            498,000
      Central Steel & Wire Co. ............................      2,700          1,572,750
  (b) Commonwealth Industries Inc. ........................  1,100,000          8,272,000
(a,b) Kentucky Electric Steel Inc. ........................    430,000            279,500
(a,b) Zemex Corp. (Canada) ................................    480,000          3,196,800
                                                                              -----------
                                                                               14,055,330
                                                                              -----------
  (a) PROCESS INDUSTRIES 4.7%
  (b) American Pacific Corp. ..............................    685,500          6,683,625
      Flanders Corp. ......................................  1,077,000          1,852,440
      Griffin Land & Nurseries Inc. .......................    153,700          2,336,240
      Mercer International Inc. (Switzerland) .............    790,000          5,340,400
                                                                              -----------
                                                                               16,212,705
                                                                              -----------
      PRODUCER MANUFACTURING 12.0%
(a,b) Art's-Way Manufacturing Co. Inc. ....................    134,500            437,125
  (a) Athey Products Corp. ................................    186,000             39,060
      CIRCOR International Inc. ...........................    200,000          4,250,000
(a,b) Continental Materials Corp. .........................    100,000          2,985,000
  (a) Gehl Co. ............................................    246,100          3,689,285
      Gibraltar Steel Corp. ...............................    318,200          7,280,416
  (b) Hardinge Inc. .......................................    739,000          9,610,695
  (a) Insteel Industries Inc. .............................    250,000            155,000
      Nam Tai Electronics, Inc. ...........................     30,700            609,395
(a,b) Nashua Corp. ........................................    470,000          3,172,500
  (a) Rofin-Sinar Technologies Inc. .......................    367,900          3,403,075
      Smith Investment Co. ................................     38,800          1,396,800
      Steel Technologies Inc. .............................    263,000          2,758,870
  (a) TransPro Inc. .......................................    334,500          1,555,425
                                                                              -----------
                                                                               41,342,646
                                                                              -----------



FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

      FRANKLIN MICROCAP VALUE FUND                             SHARES           VALUE
-----------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      PROPERTY-CASUALTY INSURANCE 6.0%
(a,b) ACMAT Corp., A ......................................    443,500       $  5,155,688
      Baldwin & Lyons Inc., B .............................     49,500          1,360,755
  (b) Merchants Group Inc. ................................    255,000          6,273,000
  (a) Navigators Group Inc. ...............................     32,500            744,250
      Penn-America Group Inc. .............................    211,000          3,608,100
      Vesta Insurance Group Inc. ..........................    750,000          3,427,500
                                                                             ------------
                                                                               20,569,293
                                                                             ------------
  (a) REAL ESTATE DEVELOPMENT 1.2%
      Bresler & Reiner Inc. ...............................     89,000          4,127,375
                                                                             ------------
      REGIONAL BANKS .4%
      Community Trust Bancorp Inc. ........................     37,500            972,338
      First National of Nebraska, Inc. ....................        194            537,380
                                                                             ------------
                                                                                1,509,718
                                                                             ------------
      RETAIL TRADE 10.3%
(a,b) Designs Inc. ........................................  1,030,000          4,470,200
  (a) Duckwall-ALCO Stores Inc. ...........................      9,800            138,670
  (a) The Elder-Beerman Stores Corp. ......................    520,000          1,638,000
  (b) Fresh Brands Inc. ...................................    264,000          4,686,000
      Hancock Fabrics Inc. ................................     75,000          1,364,250
(a,b) S&K Famous Brands Inc. ..............................    286,000          3,689,400
  (a) Tractor Supply Co. ..................................    110,000          6,066,500
(a,b) United Retail Group Inc. ............................  1,000,600          9,495,694
  (a) Village Super Market Inc., A ........................    105,000          3,460,800
  (a) West Marine Inc. ....................................     20,000            443,600
                                                                             ------------
                                                                               35,453,114
                                                                             ------------
      SAVINGS BANKS 3.9%
      First Defiance Financial Corp. ......................    315,000          5,723,550
  (b) GA Financial Inc. ...................................    428,200          7,686,190
                                                                             ------------
                                                                               13,409,740
                                                                             ------------
  (a) SPECIALTY INSURANCE
      Stewart Information Services Corp. ..................        500              9,450
                                                                             ------------
      TRANSPORTATION 7.9%
(a,b) Airnet System Inc. ..................................    526,200          4,367,460
  (a) Crowley Maritime Corp. ..............................      2,543          3,321,158
  (b) International Shipholding Corp. .....................    560,000          3,472,000
  (a) OMI Corp. ...........................................  1,200,000          5,412,000
      Providence & Worchester Railroad Co. ................    210,000          1,942,500
  (a) Stelmar Shipping Ltd. (Greece) ......................    550,000          8,662,500
                                                                             ------------
                                                                               27,177,618
                                                                             ------------
      UTILITIES 2.4%
      Central Vermont Public Service Corp. ................     70,000          1,260,000
      Green Mountain Power Corp. ..........................    232,800          4,423,200
  (b) Maine Public Service Co. ............................     85,000          2,528,748
                                                                             ------------
                                                                                8,211,948
                                                                             ------------
      TOTAL COMMON STOCKS (COST $223,031,210) .............                   292,438,772
                                                                             ------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

      FRANKLIN MICROCAP VALUE FUND                            SHARES            VALUE
------------------------------------------------------------------------------------------
  (c) SHORT TERM INVESTMENTS 14.9%
      Franklin Institutional Fiduciary Trust
       Money Market Portfolio (COST $51,392,901) .........  51,392,901       $ 51,392,901
                                                                             -------------
      TOTAL INVESTMENTS (COST $274,424,111) 100.0% .......                    343,831,673
      OTHER ASSETS, LESS LIABILITIES .....................                        (11,470)
                                                                             -------------
      NET ASSETS 100.0% ..................................                   $343,820,203
                                                                             =============

(a)Non-income producing
(b)See Note 6 regarding holdings of 5% voting securities.
(c)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN SMALL CAP VALUE FUND

                                                                                        CLASS A
                                                       ----------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                         APRIL 30, 2002                    YEAR ENDED OCTOBER 31,
                                                                        -----------------------------------------------------
                                                          (UNAUDITED)      2001       2000       1999       1998        1997
                                                       ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $22.49    $20.86     $17.30     $17.98     $24.68      $17.15
                                                       ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ......................           .03       .09        .03       (.04)      (.03)        .08
 Net realized and unrealized gains (losses) ...........          6.61      1.59       3.53       (.55)     (6.45)       7.90
                                                       ----------------------------------------------------------------------
Total from investment operations ......................          6.64      1.68       3.56       (.59)     (6.48)       7.98
                                                       ----------------------------------------------------------------------
Less distributions from:
 Net investment income ................................          (.03)     (.05)        --         --       (.01)       (.08)
 Net realized gains ...................................            --        --         --       (.09)      (.21)       (.37)
                                                       ----------------------------------------------------------------------
Total distributions ...................................          (.03)     (.05)        --       (.09)      (.22)       (.45)
                                                       ----------------------------------------------------------------------
Net asset value, end of period ........................        $29.10    $22.49     $20.86     $17.30     $17.98      $24.68
                                                       ======================================================================
Total return(b) .......................................        29.53%     8.06%     20.72%    (3.38)%   (26.48)%      47.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................      $160,932   $95,029    $64,513    $65,898    $98,288     $78,897
Ratios to average net assets:
 Expenses .............................................         1.29%(c)  1.36%      1.58%      1.49%      1.32%       1.32%
 Expenses excluding waiver and payments by affiliate ..         1.29%(c)  1.36%      1.58%      1.49%      1.38%       1.41%
 Net investment income (loss) .........................          .27%(c)   .37%       .16%     (.23)%     (.16)%        .27%
Portfolio turnover rate ...............................         9.74%    43.33%     44.99%     41.21%     36.88%      13.92%




(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)

                                                                               CLASS B
                                                          --------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           APRIL 30, 2002     YEAR ENDED OCTOBER 31,
                                                                           ---------------------------------
                                                            (UNAUDITED)      2001        2000       1999(E)
                                                          --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $22.13      $20.61      $17.21      $18.33
                                                          --------------------------------------------------
Income from investment operations:
 Net investment loss(a) .................................        (.05)       (.07)       (.09)       (.15)
 Net realized and unrealized gains (losses) .............        6.49        1.59        3.49        (.97)
                                                          --------------------------------------------------
Total from investment operations ........................        6.44        1.52        3.40       (1.12)
                                                          --------------------------------------------------
Less distributions from net investment income ...........          --          --(d)       --          --
                                                          --------------------------------------------------
Net asset value, end of period ..........................      $28.57      $22.13      $20.61      $17.21
                                                          ==================================================

Total return(b)..........................................      29.10%       7.38%      19.97%     (6.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................     $22,182     $11,220      $2,747      $1,293
Ratios to average net assets:
 Expenses ...............................................       1.93%(c)    2.02%       2.22%       2.12%(c)
 Net investment loss ....................................      (.38)%(c)   (.32)%      (.47)%      (.84)%(c)
Portfolio turnover rate .................................       9.74%      43.33%      44.99%      41.21%



(a)Based on average shares outstanding.
(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)The fund made a dividend distribution of $.002 eFor the year January 1, 1999 effective date) to October 31, 1999.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)

                                                                                           CLASS C
                                                              -------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2002                 YEAR ENDED OCTOBER 31,
                                                                           ------------------------------------------------------
                                                              (UNAUDITED)     2001       2000       1999       1998        1997
                                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................     $21.90     $20.40     $17.03     $17.82     $24.59       $17.14
                                                              -------------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ....................................       (.05)      (.07)      (.09)      (.16)      (.13)        (.02)
 Net realized and unrealized gains (losses) ................       6.43       1.57       3.46       (.54)     (6.43)        7.84
                                                              -------------------------------------------------------------------
Total from investment operations ...........................       6.38       1.50       3.37       (.70)    ( 6.56)        7.82
                                                              -------------------------------------------------------------------
Less distributions from net realized gains .................         --        --          --       (.09)      (.21)        (.37)
                                                              -------------------------------------------------------------------
Net asset value, end of period .............................     $28.28     $21.90     $20.40     $17.03     $17.82       $24.59
                                                              ===================================================================

Total return(b) ............................................     29.13%      7.35%     19.93%    (4.03)%   (26.93)%       46.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................    $79,786    $51,313    $28,555    $30,133    $41,694      $21,554
Ratios to average net assets:
 Expenses ..................................................      1.93%(c)   2.01%      2.24%      2.17%      1.97%        1.87%
 Expenses excluding waiver and payments by affiliate .......      1.93%(c)   2.01%      2.24%      2.17%      2.03%        1.96%
 Net investment loss .......................................     (.37)%(c)  (.29)%     (.51)%     (.91)%     (.81)%       (.30)%
Portfolio turnover rate ....................................      9.74%     43.33%     44.99%     41.21%     36.88%       13.92%




(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND (CONT.)

                                                                                            ADVISOR CLASS
                                                             ---------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                                APRIL 30, 2002                 YEAR ENDED OCTOBER 31,
                                                                              -----------------------------------------------------
                                                               (UNAUDITED)    2001       2000       1999       1998         1997(D)
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................   $22.82     $21.13     $17.46     $18.07     $24.72       $18.75
                                                              ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ....................................      .08        .17        .09        .01        .04          .10
 Net realized and unrealized gains (losses) ..................     6.70       1.62       3.58       (.53)     (6.45)        5.95
                                                              ---------------------------------------------------------------------
Total from investment operations .............................     6.78       1.79       3.67       (.52)     (6.41)        6.05
                                                              ---------------------------------------------------------------------
Less distributions from:
 Net investment income .......................................     (.05)      (.10)        --         --       (.03)        (.08)
 Net realized gains ..........................................       --         --         --       (.09)      (.21)          --
                                                              ---------------------------------------------------------------------
Total distributions ..........................................     (.05)      (.10)        --       (.09)      (.24)        (.08)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ...............................   $29.55     $22.82     $21.13     $17.46     $18.07       $24.72
                                                              ---------------------------------------------------------------------

Total return(b) ..............................................   29.76%      8.43%     21.16%    (2.97)%   (26.18)%       32.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................   $7,710     $4,622     $3,848     $2,941     $4,739       $4,495
Ratios to average net assets:
 Expenses ....................................................     .94%(c)   1.02%      1.24%      1.17%       .97%         .98%(c)
 Expenses excluding waiver and payments by affiliate .........     .94%(c)   1.02%      1.24%      1.17%      1.03%        1.07%(c)
 Net investment income .......................................     .68%(c)    .70%       .49%       .09%       .19%         .59%(c)
Portfolio turnover rate ......................................    9.74%     43.33%     44.99%     41.21%     36.88%       13.92%




(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 2, 1997 (effective date) to October 31, 1997.

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

    FRANKLIN SMALL CAP VALUE FUND                              SHARES            VALUE
-----------------------------------------------------------------------------------------
    CLOSED END MUTUAL FUNDS 1.3%
    High Income Opportunity Fund ............................  206,000        $ 1,477,020
    High Yield Income Fund Inc. .............................  116,800            630,720
    Managed High Income Portfolio Inc. ......................  210,000          1,486,800
                                                                              -----------
    TOTAL CLOSED END MUTUAL FUNDS (COST $4,586,854) .........                   3,594,540
                                                                              -----------
    COMMON STOCKS 86.4%
    COMMERCIAL SERVICES .3%
    ABM Industries Inc. .....................................   22,000            842,600
                                                                              -----------
    CONSUMER DURABLES 4.8%
    Briggs & Stratton Corp. .................................   59,100          2,491,065
    D.R. Horton Inc. ........................................   37,500            967,500
    La-Z-Boy Inc. ...........................................  104,000          3,124,160
    M/I Schottenstein Homes Inc. ............................    8,500            537,200
    Russ Berrie & Co. Inc. ..................................  163,000          5,949,500
                                                                              -----------
                                                                               13,069,425
                                                                              -----------
    CONSUMER NON-DURABLES 8.4%
    Brown Shoe Co. Inc. .....................................  180,200          3,667,070
    DIMON Inc. ..............................................  215,000          1,655,500
    Lancaster Colony Corp. ..................................   67,000          2,579,500
    Standard Commercial Corp. ...............................  157,500          3,252,375
(a) Timberland Co., A .......................................  103,000          4,202,400
(a) Tommy Hilfiger Corp. ....................................  322,700          5,043,801
(a) Tropical Sportswear International Corp. .................   52,000          1,435,200
    Wolverine World Wide Inc. ...............................   44,500            801,890
                                                                              -----------
                                                                               22,637,736
                                                                              -----------
(a) CONSUMER SERVICES 1.2%
    Aztar Corp. .............................................  139,000          3,234,530
                                                                              -----------
    ELECTRONIC TECHNOLOGY 4.4%
(a) Avocent Corp. ...........................................  268,700          6,717,500
    Cohu Inc. ...............................................  100,100          2,803,801
    Diebold Inc. ............................................   45,000          1,701,900
(a) ESCO Technologies Inc. ..................................   14,000            563,500
(a) SPACEHAB Inc. ...........................................  123,000            141,499
                                                                              -----------
                                                                               11,928,200
                                                                              -----------
    ENERGY MINERALS 9.0%
    Arch Coal Inc. ..........................................  200,000          4,440,000
    Consol Energy Inc. ......................................  190,000          4,368,100
    Massey Energy Co. .......................................  290,300          4,339,985
(a) Nuevo Energy Co. ........................................  219,000          3,438,300
    Peabody Energy Corp. ....................................  190,500          5,149,215
(a) Pioneer Natural Resources Co. ...........................  106,700          2,559,733
                                                                              -----------
                                                                               24,295,333
                                                                              -----------
    FINANCIAL CONGLOMERATES 4.9%
    1st Source Corp. ........................................    3,600             85,144
    American National Insurance Co. .........................   28,000          2,783,200


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

    FRANKLIN SMALL CAP VALUE FUND                               SHARES           VALUE
-----------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCIAL CONGLOMERATES (CONT.)
    First Indiana Corp. .....................................   22,800        $   454,176
    IPC Holdings Ltd. .......................................   90,500          3,086,050
    Presidential Life Corp. .................................  257,500          6,411,750
    StanCorp Financial Group Inc. ...........................    6,000            351,000
                                                                              -----------
                                                                               13,171,320
                                                                              -----------
    HEALTH TECHNOLOGY .7%
    West Pharmaceutical Services Inc. .......................   65,000          1,820,000
                                                                              -----------
    INDUSTRIAL SERVICES 6.1%
(a) Atwood Oceanics Inc. ....................................   70,000          3,216,500
    ENSCO International Inc. ................................   87,000          2,937,120
    GlobalSantaFe Corp. .....................................   62,000          2,175,580
(a) Offshore Logistics Inc. .................................   89,200          1,801,840
(a) Oil States International Inc. ...........................  201,800          2,169,350
(a) Rowan Cos. Inc. .........................................   98,500          2,499,930
    Transocean Sedco Forex Inc. .............................   44,500          1,579,750
                                                                              -----------
                                                                               16,380,070
                                                                              -----------
    NON-ENERGY MINERALS 2.8%
    Reliance Steel & Aluminum Co. ...........................  234,500          7,562,625
                                                                              -----------
    PROCESS INDUSTRIES 4.4%
    AptarGroup Inc. .........................................   70,000          2,600,500
    Bunge Ltd. ..............................................  153,000          3,384,360
    Myers Industries Inc. ...................................  122,600          2,219,060
    RPM Inc. ................................................  221,400          3,752,730
                                                                              -----------
                                                                               11,956,650
                                                                              -----------
    PRODUCER MANUFACTURING 18.5%
(a) Agco Corp. ..............................................   27,000            613,440
(a) Cable Design Technologies Corp. .........................  145,100          1,823,907
    Carlisle Cos. Inc. ......................................   48,500          1,963,765
    CIRCOR International Inc. ...............................  120,000          2,550,000
(a) Genlyte Group Inc. ......................................   29,000          1,271,070
    Graco Inc. ..............................................  104,000          4,655,040
    JLG Industries Inc. .....................................  213,000          3,505,980
(a) Lone Star Technologies Inc. .............................  167,100          4,453,215
(a) Mettler-Toledo International Inc. .......................   55,000          2,114,750
(a) Mueller Industries Inc. .................................   93,000          3,170,370
(a) Powell Industries Inc. ..................................    4,500            105,750
    Stewart & Stevenson Services Inc. .......................  195,000          3,683,550
    Superior Industries International Inc. ..................   56,000          2,887,920
    Teleflex Inc. ...........................................   43,500          2,458,185
    Timken Co. ..............................................  153,000          4,077,450
(a) Tower Automotive Inc. ...................................  195,000          2,860,650
    Watts Industries Inc., A ................................  116,300          2,117,823
    York International Corp. ................................  162,000          5,898,420
                                                                              -----------
                                                                               50,211,285
                                                                              -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

    FRANKLIN SMALL CAP VALUE FUND                                  SHARES            VALUE
---------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    PROPERTY-CASUALTY INSURANCE 3.0%
    Harleysville Group Inc ....................................     71,800        $ 2,168,432
    Penn-America Group Inc. ...................................    105,000          1,795,500
    RLI Corp. .................................................     67,000          3,859,200
(a) Seibels Bruce Group Inc. ..................................    101,000            321,180
                                                                                  -----------
                                                                                    8,144,312
                                                                                  -----------
    RETAIL TRADE 5.6%
(a) American Eagle Outfitters Inc. ............................     81,900          2,082,717
    Dillards Inc., A ..........................................    139,000          3,404,110
    Fresh Brands Inc. .........................................     63,500          1,127,125
(a) Linens 'n Things Inc. .....................................    121,000          4,198,700
(a) The Men's Wearhouse Inc. ..................................    180,000          4,431,600
                                                                                  -----------
                                                                                   15,244,252
                                                                                  -----------
    TECHNOLOGY SERVICES 1.7%
(a) Netiq Corp. ...............................................    120,000          2,691,600
    Reynolds & Reynolds Co., A ................................     65,500          1,896,880
                                                                                  -----------
                                                                                    4,588,480
                                                                                  -----------
    TRANSPORTATION 9.2%
(a) Atlantic Coast Airlines Holdings Inc. .....................    100,000          2,185,000
    Delta Air Lines Inc. ......................................     49,200          1,363,332
(a) Midwest Express Holdings Inc. .............................    236,000          4,720,000
(a) OMI Corp. .................................................    760,000          3,427,600
    Overseas Shipholding Group Inc. ...........................    147,000          3,357,480
    Stolt Nielsen SA, ADR (Norway) ............................    150,000          2,577,000
    Teekay Shipping Corp. (Bahamas) ...........................    138,700          5,115,256
    Tidewater Inc. ............................................     47,000          2,044,500
                                                                                  -----------
                                                                                   24,790,168
                                                                                  -----------
    UTILITIES 1.4%
    Northeast Utilities .......................................     66,500          1,330,000
    Sierra Pacific Resources ..................................    365,000          2,587,850
                                                                                  -----------
                                                                                    3,917,850
                                                                                  -----------
    TOTAL COMMON STOCKS (COST $194,593,442) ...................                   233,794,836
                                                                                  -----------

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                 ---------
    BONDS .2%
(c) CORPORATE BONDS
    Hechinger Co., senior note, 6.95%, 10/15/03
     (COST $334,590) ..........................................  $ 500,000             53,125
                                                                                  -----------
    CONVERTIBLE BONDS .2%
    SPACEHAB Inc., cvt., sub. note, 144A, 8.00%, 10/15/07
     (COST $1,000,000) ........................................  1,000,000            500,000
                                                                                  -----------
    TOTAL BONDS (COST $1,334,590)                                                     553,125
                                                                                  -----------
    TOTAL LONG TERM INVESTMENT (COST $200,514,886) ............                   237,942,501
                                                                                  -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

    FRANKLIN SMALL CAP VALUE FUND                                 SHARES            VALUE
----------------------------------------------------------------------------------------------
(b) SHORT TERM INVESTMENTS 13.8%
    Franklin Institutional Fiduciary Trust Money
     Market Portfolio (COST $37,350,189) ...................... 37,350,189       $ 37,350,189
                                                                                 -------------
 TOTAL INVESTMENTS (COST $237,865,075) 101.7% .................                   275,292,690
 OTHER ASSETS, LESS LIABILITIES (1.7)% ........................                    (4,683,201)
                                                                                 -------------
 NET ASSETS 100.0% ............................................                  $270,609,489
                                                                                 =============


(a)Non-income producing
(b)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(c)The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)


                                                             FRANKLIN       FRANKLIN     FRANKLIN       FRANKLIN
                                                           BALANCE SHEET   LARGE CAP     MICROCAP       SMALL CAP
                                                          INVESTMENT FUND  VALUE FUND   VALUE FUND     VALUE FUND
                                                          --------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................   $1,137,732,021  $55,006,457  $176,302,966  $237,865,075
  Cost - Non-controlled affiliated issuers ............     166,851,004           --    98,121,145             --
                                                          =======================================================
  Value - Unaffiliated issuers ........................    1,544,045,795   58,154,723   221,113,010   275,292,690
  Value - Non-controlled affiliated issuers ...........      257,157,954           --   122,718,663            --
 Repurchase agreements, at value and cost .............    1,064,910,633           --            --            --
 Cash .................................................          798,374           --            --            --
 Receivables:
  Investment securities sold ..........................        2,452,352           --       926,925            --
  Capital shares sold .................................       48,732,616      532,107     2,202,492     3,906,651
  Dividends ...........................................          931,034       64,353       537,005       126,806
 Other assets .........................................           85,600           --        56,500            --
                                                          --------------------------------------------------------
      Total assets.....................................    2,919,114,358   58,751,183   347,554,595   279,326,147
                                                          --------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................        8,136,841      595,964     3,105,271     4,630,093
  Capital shares redeemed .............................        4,994,297      192,819       214,380     3,696,165
  Affiliates ..........................................        2,175,185       80,873       297,117       342,638
  Shareholders ........................................          192,223        2,509        67,507        46,262
 Other liabilities ....................................          638,874        2,689        50,117         1,500
                                                          --------------------------------------------------------
      Total liabilities ...............................       16,137,420      874,854     3,734,392     8,716,658
                                                          --------------------------------------------------------
       Net assets, at value ...........................   $2,902,976,938  $57,876,329  $343,820,203  $270,609,489
                                                          ========================================================
Net assets consist of:
 Undistributed net investment income ..................      $ 1,592,156     $ 52,639    $ (181,537)    $ (96,876)
 Net unrealized appreciation ..........................      496,620,724    3,148,266    69,407,562    37,427,615
 Accumulated net realized gain (loss) .................       39,391,811    (262,851)     7,240,999   (16,164,808)
 Capital shares .......................................    2,365,372,247   54,938,275   267,353,179   249,443,558
                                                          --------------------------------------------------------
       Net assets, at value ...........................   $2,902,976,938  $57,876,329  $343,820,203  $270,609,489
                                                          ========================================================


                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002 (UNAUDITED)


                                                                FRANKLIN        FRANKLIN      FRANKLIN       FRANKLIN
                                                              BALANCE SHEET    LARGE CAP      MICROCAP       SMALL CAP
                                                             INVESTMENT FUND   VALUE FUND    VALUE FUND      VALUE FUND
                                                             ----------------------------------------------------------
CLASS A:
 Net assets, at value ...................................... $2,632,782,376   $35,334,634   $343,820,203   $160,932,252
                                                             ==========================================================
 Shares outstanding ........................................     61,083,865     2,825,384     12,235,611      5,529,602
                                                             ==========================================================
 Net asset value per share(a)...............................         $43.10        $12.51         $28.10         $29.10
                                                             ==========================================================
 Maximum offering price per share
 (net asset value per share / 94.25%) ......................         $45.73        $13.27         $29.81         $30.88
                                                             ==========================================================
CLASS B:
 Net assets, at value ...................................... $  106,782,877   $ 5,065,804             --   $ 22,182,048
                                                             ==========================================================
 Shares outstanding ........................................      2,493,239       407,517             --        776,304
                                                             ==========================================================
 Net asset value and maximum offering price per share(a) ...         $42.83        $12.43             --         $28.57
                                                             ==========================================================
CLASS C:
 Net assets, at value ...................................... $  142,686,700   $17,475,891             --   $ 79,785,689
                                                             ==========================================================
 Shares outstanding ........................................      3,328,772     1,405,740             --      2,821,106
                                                             ==========================================================
 Net asset value per share(a) ..............................         $42.86        $12.43             --         $28.28
                                                             ==========================================================
 Maximum offering price per share
 (net asset value per share / 99%) .........................         $43.29        $12.56             --         $28.57
                                                             ==========================================================
CLASS R:
 Net assets, at value ...................................... $    3,633,868            --             --             --
                                                             ==========================================================
 Shares outstanding ........................................         84,379            --             --             --
                                                             ==========================================================
 Net asset value and maximum offering price per share(a) ...         $43.07            --             --             --
                                                             ==========================================================
ADVISOR CLASS:
 Net assets, at value ...................................... $   17,091,117            --             --    $ 7,709,500
                                                             ==========================================================
 Shares outstanding ........................................        396,506            --             --        260,878
                                                             ==========================================================
 Net asset value and maximum offering price per share ......         $43.10            --             --         $29.55
                                                             ==========================================================


(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Funds.

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)


                                                                FRANKLIN        FRANKLIN      FRANKLIN       FRANKLIN
                                                              BALANCE SHEET    LARGE CAP      MICROCAP       SMALL CAP
                                                             INVESTMENT FUND   VALUE FUND    VALUE FUND      VALUE FUND
                                                             ----------------------------------------------------------
Investment income:
 Dividends
  Unaffiliated issuers .....................................   $ 10,908,087    $  444,131    $ 1,202,668    $ 1,547,508
  Non-controlled affiliated issuers (Note 6) ...............      1,560,412            --        584,522             --
 Interest ..................................................      4,881,332            --             --         39,780
                                                              ---------------------------------------------------------
       Total investment income .............................     17,349,831       444,131      1,787,190      1,587,288
                                                              ---------------------------------------------------------
 Expenses:
  Management fees (Note 3) .................................      4,766,377       117,815        997,262        721,236
  Administrative fees (Note 3)                                           --        47,430             --             --
  Distribution fees (Note 3)
   Class A .................................................      2,431,910        51,433        363,784        207,116
   Class B .................................................        254,832        21,295             --         76,156
   Class C .................................................        341,336        69,643             --        312,510
   Class R .................................................          1,835            --             --             --
  Transfer agent fees (Note 3) .............................      1,570,783        31,487        256,966        175,600
  Custodian fees ...........................................         11,028           291          1,126            770
  Reports to shareholders ..................................         29,026         6,645         17,046         11,356
  Registration and filing fees .............................        107,574        20,650         31,511         36,316
  Professional fees ........................................         28,920         8,016         21,827          3,614
  Trustees' fees and expenses ..............................         71,481           715          7,944         10,226
  Other ....................................................          5,708         1,497             --            572
                                                              ---------------------------------------------------------
       Total expenses ......................................      9,620,810       376,917      1,697,466      1,555,472
                                                              ---------------------------------------------------------
        Net investment income ..............................      7,729,021        67,214         89,724         31,816
                                                              ---------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ....................................     34,542,124      (253,975)    10,435,468      3,665,271
   Non-controlled affiliated issuers (Note 6) ..............      1,400,384            --     (3,076,927)            --
   Closed end funds distributions ..........................      3,569,150
  Foreign currency transactions ............................          2,230            --             --             --
                                                              ---------------------------------------------------------
        Net realized gain (loss) from investments ..........     39,513,888      (253,975)     7,358,541      3,665,271
  Net unrealized appreciation on investments ...............    308,542,317     3,571,288     46,718,612     47,966,001
                                                              ---------------------------------------------------------
 Net realized and unrealized gain ..........................    348,056,205     3,317,313     54,077,153     51,631,272
                                                              ---------------------------------------------------------
 Net increase in net assets resulting from operations ......   $355,785,226    $3,384,527    $54,166,877    $51,663,088
                                                              =========================================================



                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001

                                                         FRANKLIN BALANCE SHEET INVESTMENT FUND        FRANKLIN LARGE CAP VALUE FUND
                                                         ---------------------------------------------------------------------------

                                                              SIX MONTHS          YEAR              SIX MONTHS          YEAR
                                                                ENDED             ENDED                ENDED            ENDED
                                                            APRIL 30, 2002   OCTOBER 31, 2001     APRIL 30, 2002   OCTOBER 31, 2001
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................      $  7,729,021        $28,290,156         $   67,214      $ 161,233
  Net realized gain (loss) from investments and
   foreign currency transactions .....................        39,513,888         64,559,442           (253,975)       386,343
  Net unrealized appreciation (depreciation)
   on investments ....................................       308,542,317          8,689,861          3,571,288       (965,969)
                                                         ---------------------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations ....................       355,785,226        101,539,459          3,384,527       (418,393)
  Distributions to shareholders from:
   Net investment income:
    Class A ..........................................        (7,078,699)       (26,934,062)          (155,150)       (40,808)
    Class B ..........................................           (69,152)          (149,408)            (5,806)        (5,314)
    Class C ..........................................           (89,641)          (231,686)           (15,081)       (24,147)
    Class R ..........................................            (1,483)                --                 --             --
    Advisor Class ....................................            (6,612)            (6,096)                --             --
   Net realized gains:
    Class A ..........................................       (49,569,028)       (18,492,882)          (210,937)            --
    Class B ..........................................          (920,168)                --            (30,456)            --
    Class C ..........................................        (1,266,467)                --           (101,418)            --
    Advisor Class ....................................           (28,156)                --                 --             --
                                                         ---------------------------------------------------------------------------
   Total distributions to shareholders ...............       (59,029,406)       (45,814,134)          (518,848)       (70,269)




                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001

                                                         FRANKLIN BALANCE SHEET INVESTMENT FUND        FRANKLIN LARGE CAP VALUE FUND
                                                         ---------------------------------------------------------------------------
                                                              SIX MONTHS          YEAR              SIX MONTHS          YEAR
                                                                ENDED             ENDED                ENDED            ENDED
                                                            APRIL 30, 2002   OCTOBER 31, 2001     APRIL 30, 2002   OCTOBER 31, 2001
                                                         ---------------------------------------------------------------------------
Capital share transactions: (Note 2)
    Class A ............................................   $  860,937,939      $  365,727,704        $10,027,795     $20,423,112
    Class B ............................................       78,960,932          21,826,863          1,554,887       2,845,896
    Class C ............................................      103,523,337          31,155,325          5,984,197       8,881,210
    Class R ............................................        3,501,735                  --                 --              --
    Advisor Class ......................................       16,366,118             602,494                 --              --
                                                         ---------------------------------------------------------------------------
Total capital share transactions .......................    1,063,290,061         419,312,386         17,566,879      32,150,218
       Net increase in net assets ......................    1,360,045,881         475,037,711         20,432,558      31,661,556
Net assets:
 Beginning of period ...................................    1,542,931,057       1,067,893,346         37,443,771       5,782,215
                                                         ---------------------------------------------------------------------------
 End of period .........................................   $2,902,976,938      $1,542,931,057        $57,876,329     $37,443,771
                                                         ===========================================================================
Undistributed net investment income included
 in net assets:
  End of period ........................................   $    1,592,156      $    1,108,722        $    52,639     $   161,462
                                                         ===========================================================================

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001

                                                               FRANKLIN MICROCAP VALUE FUND        FRANKLIN SMALL CAP VALUE FUND
                                                        ---------------------------------------------------------------------------
                                                              SIX MONTHS          YEAR              SIX MONTHS          YEAR
                                                                ENDED             ENDED                ENDED            ENDED
                                                            APRIL 30, 2002   OCTOBER 31, 2001     APRIL 30, 2002   OCTOBER 31, 2001
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets
 Operations:
  Net investment income ................................     $     89,724        $    789,177       $     31,816     $ 221,192
  Net realized gain from investments and
   foreign currency transactions .......................        7,358,541          13,937,835          3,665,271       10,911,559
  Net unrealized appreciation (depreciation)
   on investments ......................................       46,718,612          23,861,152         47,966,001       (7,818,441)
                                                         ---------------------------------------------------------------------------
       Net increase in net assets resulting
        from operations ................................       54,166,877          38,588,164         51,663,088        3,314,310
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................         (861,536)           (433,936)          (116,913)        (217,932)
   Class B .............................................               --                  --                 --             (508)
   Advisor Class .......................................               --                  --            (11,779)         (18,764)
  Net realized gains:
   Class A .............................................      (11,780,251)         (3,155,399)                --               --
                                                         ---------------------------------------------------------------------------
 Total distributions to shareholders ...................      (12,641,787)         (3,589,335)          (128,692)        (237,204)
 Capital share transactions: (Note 2)
   Class A .............................................       33,326,269         138,075,974         35,690,717       27,480,219
   Class B .............................................               --                  --          7,079,569        9,143,356
   Class C .............................................               --                  --         12,527,568       22,356,262
   Advisor Class .......................................               --                  --          1,592,181          464,674
                                                         ---------------------------------------------------------------------------
 Total capital share transactions ......................       33,326,269         138,075,974         56,890,035       59,444,511
       Net increase in net assets ......................       74,851,359         173,074,803        108,424,431       62,521,617
 Net assets:
  Beginning of period ..................................      268,968,844          95,894,041        162,185,058       99,663,441
                                                         ---------------------------------------------------------------------------
  End of period .........................................    $343,820,203        $268,968,844       $270,609,489     $162,185,058
                                                         ===========================================================================
 Undistributed net investment income icluded in
  net assets:
  End of period ..........................................   $   (181,537)       $    590,275       $    (96,876)    $         --
                                                       ===========================================================================

                                            See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The Funds' investment objectives are growth and income.

Effective November 1, 2001, the Franklin Value Fund was renamed the Franklin Small Cap Value Fund.

Effective January 29, 2002, the Franklin MicroCap Value Fund was closed to all new investors.

Effective May 1, 2002, the Franklin Balance Sheet Investment Fund closed to all new investors.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Franklin Balance Sheet Investment Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2002, all repurchase agreements had been entered into on that date.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES:

The Funds charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. SHARES OF BENEFICIAL INTEREST

Effective January 1, 2002, the Franklin Balance Sheet Investment Fund offered Class R shares to qualified investors.

Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege. The classes of shares offered within each of the Funds are indicated below.


                                                           CLASS A, CLASS B, CLASS C,          CLASS A, CLASS B, CLASS C, CLASS R
CLASS A               CLASS A, CLASS B, & CLASS C           & ADVISOR CLASS                     & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------------
Franklin MicroCap     Franklin Large Cap Value Fund        Franklin Small Cap Value Fund       Franklin Balance Sheet
 Value Fund                                                                                     Investment Fund


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                  FRANKLIN BALANCE                   FRANKLIN LARGE CAP
                                                               SHEET INVESTMENT FUND                     VALUE FUND
                                                             --------------------------------------------------------------
                                                                SHARES          AMOUNT              SHARES        AMOUNT
                                                             --------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2002
 Shares sold .............................................    25,277,774     $1,038,327,716        1,043,019   $12,963,949
 Shares issued in reinvestment of distributions ..........     1,327,954         51,840,107           24,446     2  93,592
 Shares redeemed .........................................    (5,603,849)      (229,229,884)        (260,932)   (3,229,746)
                                                             --------------------------------------------------------------
Net increase .............................................    21,001,879     $  860,937,939          806,533   $10,027,795
                                                             ==============================================================
Year ended October 31, 2001
 Shares sold .............................................    22,590,786     $  861,708,144        2,065,178   $24,761,949
 Shares issued in reinvestment of distributions ..........     1,170,922         41,497,305            2,027        22,322
 Shares redeemed .........................................   (14,340,941)      (537,477,745)        (355,810)   (4,361,159)
                                                             -------------------------------------------------------------
Net increase .............................................     9,420,767     $  365,727,704        1,711,395   $20,423,112
                                                             ==============================================================
CLASS B SHARES:
Six months ended April 30, 2002
 Shares sold .............................................     1,937,860     $   79,456,576          158,897   $ 1,957,185
 Shares issued in reinvestment of distributions ..........        23,278            903,755            2,310        27,646
 Shares redeemed .........................................       (34,394)        (1,399,399)         (34,416)     (429,944)
                                                             --------------------------------------------------------------
Net increase .............................................     1,926,744     $   78,960,932          126,791   $ 1,554,887
                                                             ==============================================================
Year ended October 31, 2001(a)
 Shares sold .............................................       579,264     $   22,285,206          300,796   $ 3,599,077
 Shares issued in reinvestment of distributions ..........         3,717            137,325              325         3,570
 Shares redeemed .........................................       (16,486)          (595,668)         (61,220)     (756,751)
                                                             --------------------------------------------------------------
Net increase .............................................       566,495     $   21,826,863          239,901   $ 2,845,896
                                                             ==============================================================
CLASS C SHARES:
Six months ended April 30, 2002
 Shares sold .............................................     2,555,897     $  104,993,489          560,026   $ 6,899,295
 Shares issued in reinvestment of distributions ..........        32,442          1,260,429            8,983       107,535
 Shares redeemed .........................................       (66,856)        (2,730,581)         (83,252)   (1,022,633)
                                                             --------------------------------------------------------------
Net increase .............................................     2,521,483     $  103,523,337          485,757   $ 5,984,197
                                                             ==============================================================
Year ended October 31, 2001(a)
 Shares sold .............................................       830,400     $   32,027,298          857,458   $10,186,429
 Shares issued in reinvestment of distributions ..........         5,789            214,163            1,756        19,315
 Shares redeemed .........................................       (28,900)        (1,086,136)        (111,318)   (1,324,534)
                                                             --------------------------------------------------------------
Net increase .............................................       807,289     $   31,155,325          747,896   $ 8,881,210
                                                             ==============================================================
CLASS R SHARES:
Six months ended April 30, 2002(b)
 Shares sold .............................................        87,792     $    3,641,838
 Shares issued in reinvestment of distributions ..........            35              1,469
 Shares redeemed .........................................        (3,448)          (141,572)
                                                             -------------------------------
Net increase .............................................        84,379     $    3,501,735
                                                             ===============================


(a)For the Franklin Balance Sheet Investment Fund, for the period March 1, 2001 (effective date) to October 31, 2001.
(b)For the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN BALANCE
                                                                 SHEET INVESTMENT FUND
                                                            ------------------------------
                                                                SHARES          AMOUNT
                                                            ------------------------------
ADVISOR CLASS:
Six months ended April 30, 2002
 Shares sold ............................................      388,008       $ 16,656,984
 Shares issued in reinvestment of distributions .........          859             33,612
 Shares redeemed ........................................       (7,709)          (324,478)
                                                            ------------------------------
Net increase ............................................      381,158       $ 16,366,118
                                                            ==============================
Year ended October 31, 2001(a)
 Shares sold ............................................       15,482       $    607,477
 Shares issued in reinvestment of distributions .........          119              4,426
 Shares redeemed ........................................         (253)            (9,409)
                                                            ------------------------------
Net increase ............................................       15,348       $    602,494
                                                            ==============================

                                                                FRANKLIN MICROCAP                   FRANKLIN SMALL CAP
                                                                    VALUE FUND                          VALUE FUND
                                                            ---------------------------------------------------------------
                                                              SHARES            AMOUNT              SHARES        AMOUNT
                                                            ---------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2002
 Shares sold ............................................    3,300,881       $ 83,183,233          2,114,013   $56,915,653
 Shares issued in reinvestment of distributions .........      458,923         10,927,079              4,091       103,438
 Shares redeemed ........................................   (2,438,622)       (60,784,043)          (814,588)  (21,328,374)
                                                            ---------------------------------------------------------------
Net increase ............................................    1,321,182       $ 33,326,269          1,303,516   $35,690,717
                                                            ===============================================================
Year ended October 31, 2001
 Shares sold ............................................    9,742,568       $229,577,332          3,588,874   $85,959,227
 Shares issued in reinvestment of distributions .........      181,138          3,244,183              8,281       199,165
 Shares redeemed ........................................   (4,089,391)       (94,745,541)        (2,463,729)  (58,678,173)
                                                            ---------------------------------------------------------------
Net increase ............................................    5,834,315       $138,075,974          1,133,426   $27,480,219
                                                            ===============================================================
CLASS B SHARES:
Six months ended April 30, 2002
 Shares sold ...................................................................................     315,019   $ 8,249,379
 Shares redeemed ...............................................................................     (45,801)   (1,169,810)
                                                                                                   ------------------------
Net increase ...................................................................................     269,218   $ 7,079,569
                                                                                                   ========================
Year ended October 31, 2001
 Shares sold ...................................................................................     483,085   $11,545,079
 Shares issued in reinvestment of distributions ................................................          21           489
 Shares redeemed ...............................................................................    (109,274)   (2,402,212)
                                                                                                   ------------------------
Net increase ...................................................................................     373,832   $ 9,143,356
                                                                                                   ========================




(a)For the Franklin Balance Sheet Investment Fund, for the period March 1, 2001 (effective date) to October 31, 2001.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                  FRANKLIN SMALL CAP
                                                                                                      VALUE FUND
                                                                                              -------------------------
                                                                                                SHARES       AMOUNT
                                                                                              -------------------------
CLASS C SHARES:
Six months ended April 30, 2002
 Shares sold .............................................................................      800,022    $20,742,301
 Shares redeemed .........................................................................     (322,152)    (8,214,733)
                                                                                              -------------------------
Net increase .............................................................................      477,870    $12,527,568
                                                                                              =========================
Year ended October 31, 2001
 Shares sold .............................................................................    1,415,451    $33,095,996
 Shares redeemed .........................................................................     (471,675)   (10,739,734)
                                                                                              -------------------------
Net increase .............................................................................      943,776    $22,356,262
                                                                                              =========================
ADVISOR CLASS:
Six months ended April 30, 2002
 Shares sold .............................................................................       90,096    $ 2,469,646
 Shares issued in reinvestment of distributions ..........................................          410         10,656
 Shares redeemed .........................................................................      (32,204)      (888,121)
                                                                                              -------------------------
Net increase .............................................................................       58,302    $ 1,592,181
                                                                                              =========================
Year ended October 31, 2001
 Shares sold .............................................................................       41,210    $   965,642
 Shares issued in reinvestment of distributions ..........................................          702         16,906
 Shares redeemed .........................................................................      (21,421)      (517,874)
                                                                                              -------------------------
Net increase .............................................................................       20,491    $   464,674
                                                                                              =========================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   AVERAGE DAILY NET ASSETS
      ---------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    Over $250 million, up to and including $10 billion

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   AVERAGE DAILY NET ASSETS
      --------------------------------------------------------------
         .550%    First $500 million
         .450%    Over $500 million, up to and including $1 billion
         .400%    Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

      ANNUALIZED
       FEE RATE   AVERAGE DAILY NET ASSETS
      --------------------------------------------------------------
         .750%    First $500 million
         .625%    Over $500 million, up to and including $1 billion
         .500%    Over $1 billion

For the Franklin Large Cap Value Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of ..20% per year of the fund's average net assets.

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fees are paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                        FRANKLIN          FRANKLIN        FRANKLIN       FRANKLIN
                                                      BALANCE SHEET       LARGE CAP       MICROCAP       SMALL CAP
                                                     INVESTMENT FUND      VALUE FUND     VALUE FUND      VALUE FUND
                                                     --------------------------------------------------------------
Class A ..........................................       .25%               .35%            .25%           .35%
Class B ..........................................      1.00%              1.00%              --          1.00%
Class C ..........................................      1.00%              1.00%              --          1.00%
Class R ..........................................       .50%                 --              --             --


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                        FRANKLIN          FRANKLIN        FRANKLIN       FRANKLIN
                                                      BALANCE SHEET       LARGE CAP       MICROCAP       SMALL CAP
                                                     INVESTMENT FUND      VALUE FUND     VALUE FUND      VALUE FUND
                                                     --------------------------------------------------------------
Net commissions received (paid)                       $(4,540,741)        $(87,554)      $(72,189)       $(322,641)
Contingent deferred sales charges                     $    37,022         $ 13,389       $ 20,370        $  42,334

The funds paid transfer agent fees of $2,034,836 of which $939,938 was paid to Investor Services.


4.  INCOME TAXES

At October 31, 2001, the Franklin Small Cap Value Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2007 ...........................   $18,385,988
         2008 ...........................     1,120,571
                                            -----------
                                            $19,506,559
                                            ===========
At April 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                        FRANKLIN          FRANKLIN        FRANKLIN       FRANKLIN
                                                      BALANCE SHEET       LARGE CAP       MICROCAP       SMALL CAP
                                                     INVESTMENT FUND      VALUE FUND     VALUE FUND      VALUE FUND
                                                     ----------------------------------------------------------------
Investments at cost ..............................    $2,369,608,740      $55,014,635    $274,533,965    $238,129,427
                                                      ===============================================================
Unrealized appreciation ..........................    $  578,273,671      $ 5,424,846    $ 84,722,577    $ 50,815,315
Unrealized depreciation ..........................       (81,768,029)      (2,284,758)    (15,424,869)    (13,652,052)
                                                     ----------------------------------------------------------------
Net unrealized appreciation ......................    $  496,505,642      $ 3,140,088    $ 69,297,708    $ 37,163,263
                                                      ===============================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, and foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2002 were as follows:

                                                        FRANKLIN          FRANKLIN         FRANKLIN      FRANKLIN
                                                      BALANCE SHEET       LARGE CAP        MICROCAP      SMALL CAP
                                                     INVESTMENT FUND      VALUE FUND      VALUE FUND     VALUE FUND
                                                     ---------------------------------------------------------------
Purchases ........................................     $293,734,303       $16,414,608     $52,242,827    $53,388,611
Sales ............................................      110,677,802       $ 2,715,994     $21,765,602    $18,019,856


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies," including dividend income and net realized capital gains and losses at April 30, 2002 were as follows:

                                       NUMBER OF
                                      SHARES HELD                         NUMBER OF                              REALIZED
                                     AT BEGINNING   GROSS      GROSS   SHARES HELD AT   VALUE AT     DIVIDEND     CAPITAL
NAME OF ISSUER                         OF PERIOD  ADDITIONS REDUCTIONS END OF PERIOD  END OF PERIOD   INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
Aztar Corp. ......................    2,850,000          --         --    2,850,000   $ 66,319,500         $--         $ --
Champps Entertainment Inc. .......    1,000,000          --     50,000      950,000     13,727,500          --       89,997
Charming Shoppes Inc. ............    5,200,000          --         --    5,200,000             (a)         --           --
Delta Woodside Industries Inc ....    2,240,000          --  1,680,000      560,000      1,232,000          --           --
DIMON Inc. .......................    2,504,200          --         --    2,504,200     19,282,340     250,420           --
ESCO Technologies Inc. ...........      669,000          --         --      669,000     26,927,250          --           --
Handleman Co. ....................    1,900,000          --         --    1,900,000     24,320,000          --           --
Hardinge Inc. ....................      539,000                539,000                          (a)     59,290   (3,189,285)
Haverty Furniture Cos. Inc. ......      920,000          --         --      920,000     17,388,000      96,600   --
Insteel Industries Inc. ..........      560,000          --         --      560,000        347,200          --           --
Jacobson Stores Inc. .............       38,300          --    384,300           --             (a)         --   (3,331,179)
Kaneb Services LLC ...............       99,500          --         --      997,500     23,331,525     773,062           --
Maynard Oil Co. ..................       20,000          --         --      250,000      4,225,000          --           --
Mayor's Jewelers Inc. ............    1,251,400          --         --    1,251,400      1,482,909          --           --
Nash-Finch Co. ...................      675,000          --         --      675,000     20,250,000     121,500           --
Pitt-Des Moines Inc. .............      415,000          --    415,000           --             (a)         --    7,751,165
SCPIE Holdings Inc. ..............      572,200          --     33,800      538,400      7,241,480     111,060       79,686
Syms Corp. .......................    1,430,000          --         --    1,430,000      8,008,000          --           --
Tecumseh Products Co. B ..........      189,000      86,000         --      275,000     13,200,000     148,480           --
Xanser Corp. .....................    2,992,500          --         --    2,992,500      9,875,250          --           --
                                                                                      --------------------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                               $257,157,954  $1,560,412   $1,400,384
                                                                                      ======================================


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)


                                            NUMBER OF
                                           SHARES HELD                         NUMBER OF                              REALIZED
                                          AT BEGINNING   GROSS      GROSS   SHARES HELD AT   VALUE AT     DIVIDEND     CAPITAL
NAME OF ISSUER                              OF PERIOD  ADDITIONS REDUCTIONS END OF PERIOD  END OF PERIOD   INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A ..........................    443,500          --         --      443,500    $ 5,155,688         $--          $--
Airnet System Inc. ......................    457,500      68,700         --      526,200      4,367,460          --           --
Allen Organ Co., B ......................    112,000          --         --      112,000      4,200,000      31,360           --
American Pacific Corp. ..................    672,000      13,500         --      685,500      6,683,625          --           --
Art's-Way Manufacturing Co. Inc. ........    134,500          --         --      134,500        437,125          --           --
Baldwin Piano & Organ Co. ...............    373,600          --         --      373,600          3,736          --           --
Commonwealth Industries Inc. ............  1,145,000          --     45,000    1,100,000      8,272,000      57,250      108,890
Continental Materials Corp. .............    100,000          --         --      100,000      2,985,000          --           --
Delta Apparel Inc. ......................    239,750          --         --      239,750      6,137,600          --           --
Designs Inc. ............................  1,030,000          --         --    1,030,000      4,470,200          --           --
ECC International Corp. .................    500,000          --         --      500,000      1,555,000          --           --
Ecology & Environment Inc., A ...........    290,000          --         --      290,000      3,320,500      46,400           --
Espey Manufacturing &
 Electronics Corp. ......................     80,000          --         --       80,000      1,611,200      12,000           --
Fresh Brands Inc. .......................    264,000          --         --      264,000      4,686,000      47,520           --
GA Financial Inc. .......................    428,200          --         --      428,200      7,686,190     154,152           --
Haggar Corp. ............................    590,000          --         --      590,000      8,850,000      59,000           --
Hardinge Inc. ...........................    200,000     539,000         --      739,000      9,610,695      66,340           --
International Shipholding Corp. .........    560,000          --         --      560,000      3,472,000          --           --
Invivo Corp. ............................         --     268,600         --      268,600      3,242,002          --           --
Kentucky Electric Steel Inc. ............    430,000          --         --      430,000        279,500          --           --
Maine Public Service Co. ................     85,000          --         --       85,000      2,528,748      59,500           --
Merchants Group Inc. ....................    255,000          --         --      255,000      6,273,000      51,000           --
Nashua Corp. ............................    445,000      25,000         --      470,000      3,172,500          --           --
National R.V. Holdings Inc. .............    150,000     430,000         --      580,000      7,337,000          --           --
S&K Famous Brands Inc. ..................    280,000       6,000         --      286,000      3,689,400          --           --
Seneca Foods Corp., A ...................    260,100       2,500         --      262,600             (a)         --           --
TransFinancial Holdings Inc. ............    254,500          --    254,500           --             (a)         --   (1,455,877)
TransPro Inc. ...........................    334,500          --         --      334,500             (a)         --           --
Ultrak Inc. .............................    600,000          --    600,000           --             (a)         --   (1,729,940)
United Retail Group Inc. ................    368,000     632,600         --    1,000,600      9,495,694          --           --
Village Super Market Inc., A ............    105,000          --         --      105,000             (a)         --           --
Zemex Corp. .............................    480,000          --         --      480,000      3,196,800          --           --
                                                                                           --------------------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                    $122,718,663    $584,522  $(3,076,927)
                                                                                           ======================================

(a)As of April 30, 2002, no longer an affiliate.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTERED MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth
 Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities
 Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02
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FRANKLIN[REGISTERED MARK]TEMPLETON[REGISTERED MARK]
One Franklin Parkway
San Mateo, CA  94403-1906



SEMIANNUAL REPORT
FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER
Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Value Investors Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT S2002 06/02 [GRAPHIC OMITTED] Printed on recycled paper